ANNUAL REPORT APRIL 30, 2001

Prudential
Municipal Bond Fund/High Income
Series & Insured Series

Fund Type  Municipal bond

Objective High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes

Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build On The Rock

INVESTMENT GOALS AND STYLE
The Prudential Municipal Bond Fund/High Income Series (the Series) seeks the maximum amount of income that is eligible for exclusion from federal income taxes by investing primarily in noninvestment-grade municipal bonds rated single-B or better by recognized credit-rating agencies such as Standard & Poor's (S&P) or Moody's Investors Service (Moody's). We also invest in unrated bonds that the Series' investment adviser believes are of comparable quality to the Series' permissible investments. There can be no assurance that the Series will achieve its investment objective.

Credit Quality

Expressed as a percentage of
total investments as of 4/30/01
10.3%  AAA
 9.7   AAA Insured
 4.8   AA
 5.9   A
11.2   BBB
 7.1   BB
 0.0   B
 0.1   CCC and below
 3.4   Cash Equivalents
47.5   Not Rated* (Prudential ratings used):
 4.7   AAA
 5.9   BBB
17.6   BB
17.8   B
 1.5   CCC and below

* Unrated bonds are believed to be of comparable quality to the Series' permissible investments.

Portfolio Composition

Expressed as a percentage of total
investments as of 4/30/01
65.9% Revenue Bonds
14.8  Prerefunded
11.7  General Obligation Bonds
 4.2  Miscellaneous
 3.4  Cash Equivalents

Five Largest Issuers

Expressed as a percentage of
net assets as of 4/30/01
2.7% Memphis Center City
     Revenue Fin. Corp.
2.2  Minnesota Agricultural
     & Economic Development
1.6  Tennessee  Housing
     Development Agency
1.6  Delaware County Ind. Dev. Authority Revenue
1.6  Martin County Ind. Dev.
     Authority Revenue

Holdings are subject to change.

Prudential Municipal Bond Fund    High Income Series

     Performance at a Glance

Cumulative Total Returns1                  As of 4/30/01

                  One         Five           Ten            Since
                 Year        Years          Years         Inception2
Class A          4.94%  27.47% (27.22)  83.53% (82.98)   99.47%  (98.48)
Class B          4.68   25.51  (25.26)  76.98  (76.45)  146.33  (142.68)
Class C          4.42   23.97  (23.72)       N/A         36.36   (35.96)
Class Z          5.19        N/A             N/A         24.04   (23.80)
Lipper High
 Yield Muni
 Debt Fund Avg.3 5.43       24.10           76.42            ***


Average Annual Total Returns1         As of 3/31/01
             One           Five           Ten           Since
            Year          Years          Years        Inception2
Class A     1.86%      4.29% (4.25)  6.19% (6.16)     6.14% (6.09)
Class B    -0.25       4.40  (4.35)  6.12  (6.09)     6.93  (6.81)
Class C     2.45       4.10  (4.05)      N/A          4.69  (4.65)
Class Z     5.27           N/A           N/A          5.00  (4.95)

Distributions and Yields  As of 4/30/01

                Total Distributions        30-Day    Taxable Equivalent Yield4 at Tax Rates of
                 Paid for 12 Months       SEC Yield           36%              39.6%
Class A               $0.60                 5.04%           7.88%               8.34%
Class B               $0.57                 4.94            7.72                8.18
Class C               $0.55                 4.64            7.25                7.68
Class Z               $0.62                 5.45            8.52                9.02

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class
C, 8/1/94; Class Z, 9/16/96.

3 The Lipper average is unmanaged and based on the average return of all funds in each share class for the one-, five-, and ten-year periods in the High Yield Muni Debt Fund category. High Yield Muni Debt funds invest at least 50% of their assets in lower-rated municipal debt issues.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are 92.27% for Class A,
148.67% for Class B, 37.48% for Class C, and 19.73% for Class
Z, based on all funds in each share class.

(LOGO)                    June 15, 2001

DEAR SHAREHOLDER,
The disparate performances of U.S. financial markets during our fiscal year ended April 30, 2001 underscore the importance of having a diversified portfolio of investments. The inclusion of debt securities such as municipal bonds as part of a well-balanced portfolio may help to reduce volatility during times when stock prices decline.

In fact, municipal bond prices climbed during the fiscal year, helped by developments such as the Federal Reserve's (the Fed's) dramatic change in the direction of U.S. monetary policy. Under these bullish market conditions, the Insured Series' Class A shares posted an annual return of 9.90% that outperformed the 9.44% return of their benchmark Lipper Average. Taking the initial sales charge into account, the Insured Series' Class A shares returned 6.61% for the fiscal year ended April 30, 2001. The High Income Series, however, underperformed its benchmark Lipper Average.

We discuss the municipal bond market and each Series' investments on the following pages. Thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Bond Fund/High Income Series
Prudential Municipal Bond Fund/Insured Series

Prudential Municipal Bond Fund     High Income Series

    Annual Report  April 30, 2001

INVESTMENT ADVISER'S REPORT

Our reporting period proved to be a banner year for municipal bonds. Their prices rose as the Fed tried to revitalize a sluggish U.S. economy by lowering short-term interest rates. Municipal bonds also gained in value as a shrinking supply of these securities was met with solid investor demand.

Although our asset allocation strategy helped the Series benefit from the rally in tax-exempt securities, some of the Series' high-yield municipal bonds experienced financial difficulties. For example, the Series owned municipal bonds backed by Great Lakes Pulp and Fiber Company, CSC Steel, and Vista Hospital System that declined in value because they were unable to make interest payments during the fiscal year. This caused the Series' annual returns to lag their benchmark Lipper Average.

MUNICIPAL BOND RALLY ACCELERATED
The economy began to lose momentum in earnest during the summer of 2000. This development was due to declines in government spending and business investment, as well as a series of short-term rate hikes by the Fed, the last of which occurred in mid-May 2000. The Fed hoped that raising rates would gradually slow the economic expansion to a more sustainable pace by making credit cards, mortgages, and other loans more expensive. With economic growth moderating, no further rate hikes were expected in 2000. Consequently, many market players increased their exposure to fixed-income securities, which pushed prices of tax-exempt securities and other bonds higher during the summer of 2000.

The rally in municipal bonds accelerated in the autumn of 2000 as the economic expansion nearly stalled, and market players expected the Fed to cut short-term rates to reinvigorate the economy. Investors did not have to wait long. The Fed slashed rates by half of a percentage point on January 3, 2001, and three other reductions of the same amount followed on January 31, March 20, and April 18.
                                         3

Prudential Municipal Bond Fund       High Income Series

        Annual Report  April 30, 2001

Municipal bond prices also rallied as a declining supply of newly issued tax-exempt securities encountered strong demand from, among others, market players looking to reinvest cash received from bonds that had been "called" or retired ahead of schedule. In the year 2000, fewer municipal bonds were issued primarily for two reasons. First, the borrowing needs of state and local governments shrank as the long economic expansion boosted their tax revenues. Second, there was a drop in the level of refunding activity--that is, many state and local governments had already issued lower-cost municipal bonds to take the place of higher-cost municipal bonds in order to cut their interest expenses.

WELL POSITIONED FOR THE TAX-EXEMPT BOND RALLY
The Series was well positioned to benefit from the bullish trend in the tax-exempt market. Early in the fiscal year, we purchased at discount prices low-coupon municipal bonds maturing in 25 to 30 years. As bond yields fell, these securities performed well on an absolute and relative basis since they are more sensitive to changes in the level of interest rates than higher-coupon municipal bonds with similar maturities.

Later in the fiscal year, we took profits on some of the Series' low-coupon municipal securities maturing in 25 to 30 years because we believed they had very limited potential for further price gains. The proceeds were invested in 10- to 20-year, high-coupon municipal bonds. We believe the intermediate sector now offers a more favorable risk/reward profile, particularly in light of the fact that the Fed has already completed several reductions in short-term rates.

CAREFUL SECTOR SELECTION
As for sector selection, we maintained a more defensive investment posture in light of the deteriorating economic conditions. For example, municipal debt securities of utility companies performed well overall because this industry typically offers comparatively stable earnings growth during times
            www.PruFN.com   (800) 225-1852

of economic distress. The Series held as much as 12% of its total investments in municipal bonds of investor-owned utilities during its fiscal year. We later took profits on some of these securities, such as bonds backed by Connecticut Light and Power Company whose ratings were upgraded by major credit-rating agencies in early 2001.

We also emphasized the hospital sector of the tax-exempt market on a very selective basis. Several factors had hurt the healthcare industry in recent years, including a decline in Medicare reimbursement and overbuilding by many hospitals. In addition, some hospitals formed alliances with medical practices and physician groups hoping to capture patient referrals. However, these arrangements often proved unprofitable for the hospitals.

These negative developments had caused municipal bonds backed by hospitals to become less expensive relative to most other sectors of the tax-exempt market. Because we anticipated improvement in the healthcare industry, we selectively purchased hospital-backed municipal debt securities, which climbed to 13% of the Series' total investments as of April 30, 2001 from 4% as of March 31, 2000. As it turned out, this strategy worked for the Series because many hospitals took steps to improve their fundamentals. Moreover, Congress approved a "one-shot" Medicare reimbursement in 2000, and hinted it might provide further financial relief.

LOOKING AHEAD
Shortly after the fiscal year ended, the Fed implemented a fifth half-point reduction in short-term rates. The central bank's resolve to keep the economic expansion on track bodes well for the high-yield sector of the
tax-exempt securities market. We expect the "spread" or difference between yields on lower-quality and higher-quality municipal bonds will continue to shrink, indicating a more favorable attitude toward the high-yield sector that could benefit the High Income Series.
                                          5

Prudential Municipal Bond Fund         Insured Series

             Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Bond Fund/Insured Series (the Series) seeks the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The Series invests primarily in AAA-rated municipal obligations or in municipal obligations whose timely coupon and principal payments (but not market value) are insured by a municipal bond insurance company rated AAA/Aaa by Standard & Poor's (S&P), Moody's Investors Service (Moody's), or other nationally recognized credit-rating agencies. The Series may also invest in U.S. government-backed municipal obligations. In addition, up to 5% of the Series' total assets can be held in municipal obligations rated A/A or AA/Aa by S&P or Moody's. The Series may invest in securities, that are not rated, and which its investment adviser believes are of comparable quality to the Series' permissible investments. There can be no assurance that the Series will achieve its investment objective.

Our bonds are primarily insured by MBIA Insurance Corp., AMBAC
Indemnity Corp., Financial Guaranty Insurance Co., and
Financial Security Assurance Inc.

Credit Quality

Expressed as a percentage of total
investments as of 4/30/01
 9.2%  AAA
83.6   AAA Insured
 4.6   AA
 2.6   Cash Equivalents

Portfolio Composition

Expressed as a percentage of total
investments as of 4/30/01
67.9% Revenue Bonds
19.1  General Obligation Bonds
 7.8  Prerefunded
 2.6  Miscellaneous
 2.6  Cash Equivalents

Ten Largest Issuers

Expressed as a percentage of
net assets as of 4/30/01
4.2% Washington St. Pub. Power Supply
2.7  New York City Water & Sewer Rev.
2.6  Hawaii St. Dept. of Budget &
     Finance -- Hawaiian Elec.
2.5  Port Authority of NY & NJ
2.4  Chicago Gas Supply -- People's Gas
2.4  Jersey City Sewer Rev.
2.4  New York St. Environmental Fac. Rev.
2.3  Atlanta Airport Fac. Rev.
2.3  Onterie Center of Hsg. & Fin.
2.2  Corpus Christi Util. Rev.

Holdings are subject to change.

              www.PruFN.com  (800) 225-1852

Annual Report    April 30, 2001

Cumulative Total Returns1  As of 4/30/01
                  One         Five           Ten            Since
                 Year        Years          Years         Inception2
Class A          9.90%   31.77% (31.65)  85.08% (84.24)  105.56% (103.87)
Class B          9.63    29.61  (29.50)  78.62  (77.81)  147.04  (135.95)
Class C          9.37    28.03  (27.91)       N/A         40.88   (40.49)
Class Z         10.17         N/A             N/A         29.02   (28.90)
Lipper Insured
Muni Debt
Fund Avg.3       9.44        29.06           84.43             ***

Average Annual Total Returns1  As of 3/31/01
             One           Five           Ten           Since
            Year          Years          Years        Inception2
Class A     7.87%     5.33% (5.31)   6.39% (6.35)     6.54% (6.46)
Class B     5.93      5.46  (5.44)   6.34  (6.29)     7.06  (6.71)
Class C     8.55      5.15  (5.13)       N/A          5.42  (5.38)
Class Z    11.38          N/A            N/A          6.19  (6.17)

Distributions and Yields  As of 4/30/01

                Total Distributions        30-Day    Taxable Equivalent Yield4 at Tax Rates of
                 Paid for 12 Months       SEC Yield           36%              39.6%
Class A                $0.51                3.70%           5.78%               6.13%
Class B                $0.48                3.56            5.56                5.89
Class C                $0.45                3.27            5.11                5.41
Class Z                $0.53                4.06            6.34                6.72

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class
C, 8/1/94; Class Z, 9/16/96.

3 The Lipper average is unmanaged and based on the average return of all funds in each share class for the one-, five-, and ten-year periods in the Insured Muni Debt Fund category. Insured Muni Debt funds invest at least 65% of their assets in municipal debt issues insured as to timely payment.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are 102.45% for Class A,
158.03% for Class B, 43.89% for Class C, and 24.87% for Class
Z, based on all funds in each share class.
                                                 7

Prudential Municipal Bond Fund      Insured Series

       Annual Report  April 30, 2001

INVESTMENT ADVISER'S REPORT

Municipal bond prices climbed sharply during our fiscal year as the Fed reversed the course of U.S. monetary policy, and demand for tax-exempt securities often exceeded their supply. We made timely shifts in asset allocation that helped the Series benefit from this bullish trend. As a result, the Series' Class A shares posted an annual return of 9.90% that exceeded the 9.44% return of their benchmark Lipper Average. Taking the one-time sales charge into account, the Class A shares' annual return was 6.61%.

Early in the reporting period, investors had initially required higher yields (and lower prices) on municipal debt securities and other bonds because they anticipated the Fed's decision to increase short-term interest rates in mid-May 2000. This move by the Fed turned out to be the last of a series of rate hikes aimed at gradually slowing U.S. economic growth to a more sustainable pace. (Boosting rates can rein in economic growth by encouraging higher borrowing costs for businesses and consumers.)

In fact, reports released in June 2000 showed that the cumulative effect of repeated rate hikes, among other factors, had already begun to curb economic growth. Consequently, the Fed was expected to leave short-term rates unchanged for the remainder of 2000. This view led investors to accept lower yields on tax-exempt securities and other bonds, which caused their prices to rally.

EARLY FOCUS ON LONG-TERM MUNICIPAL BONDS
During the summer of 2000, we sold municipal bonds maturing in 10 to 15 years because we expected the rally in tax-exempt securities to continue. We used the proceeds to purchase low-coupon municipal bonds maturing in 25 to 30 years that were trading at discount prices. These debt securities performed well on an absolute and relative basis as bond yields fell since they are more sensitive to changes in the level of interest rates than higher-coupon municipal bonds with comparable maturities.

             www.PruFN.com  (800) 225-1852

We also bought long-term zero-coupon municipal bonds, which are issued at discounted prices because they do not make periodic interest payments. (The difference between the purchase price of a zero-coupon bond and its value at maturity represents accrued interest.) Because the Series' zero-coupon municipal bonds could not be retired prior to maturity, their prices appreciated sharply as bond yields fell. Price gains on these securities contributed heavily to the Series' solid performance during its fiscal year.

SHIFTING TO A BIAS IN FAVOR OF CUTTING RATES
The rally in tax-exempt securities accelerated as the economy weakened dramatically in the autumn of 2000. Some market players speculated that the Fed would soon reduce short-term rates in an effort to keep the economic expansion on track. Rate-cut hopes were bolstered in late December 2000 when a statement released by the Fed hinted that it was considering easing monetary policy. Amid widespread anticipation of lower short-term rates, yields on municipal securities slid even lower, which pushed their prices higher.

The central bank lowered rates by half of a percentage point on January 3, January 31, March 20, and April 18. These aggressive moves indicated that the Fed was willing to do whatever it could to revitalize the economy and prevent a recession, which is defined as at least two consecutive quarters of decline in a nation's gross domestic product.

BARGAIN-HUNTING AMONG BONDS OF THE 50 STATES
In addition to the change in monetary policy, prices of municipal bonds also rallied as the declining supply of newly issued tax-exempt securities met with strong demand from, among others, market players looking to reinvest cash received from bonds that had been "called" or retired ahead of schedule. In the year 2000, fewer municipal bonds were issued primarily for two reasons. First, the borrowing needs of state and local governments shrank as the long economic expansion boosted their tax revenues. Second, there was a drop in the level of refunding activity--that is, many state and local governments had already issued lower-cost municipal bonds to take the place of higher-cost municipal bonds in order to cut their interest expenses.
                                               9

Prudential Municipal Bond Fund         Insured Series

       Annual Report  April 30, 2001

Because the supply/demand imbalance was more pronounced in certain areas, prices of tax-exempt bonds increased more in some states than in others. For example, bonds of New Jersey issuers became quite expensive on a relative basis. In early 2001, we sold some of them at a profit and bought municipal bonds of issuers in South Carolina and Oregon that were priced more attractively.

EMPHASIZING INTERMEDIATE MUNICIPAL BONDS
Early in 2001,we also took profits on much of the Series' low-coupon municipal bonds maturing in 25 to 30 years because we believed they had very limited potential for further price gains. We invested the proceeds in 10- to 20-year, high-coupon municipal bonds. We believe the intermediate sector now offers a more favorable risk/reward profile, particularly in light of the fact that the Fed has already completed several reductions in short-term rates in 2001.

LOOKING AHEAD
Because the Fed is widely believed to be nearly through with its current round of rate cuts, investors have already begun to require somewhat higher yields (and lower prices) on intermediate-term municipal bonds. We continue to view this development as a good buying opportunity, especially because prices of intermediate-term municipal bonds tend to be less volatile than prices of long-term municipal debt securities. Indeed, adding more intermediate-term municipal bonds may help to lower the volatility of the Series' bond portfolio and enable the Series to provide shareholders with more stable total returns.

Prudential Municipal Bond Fund Management Team

Prudential Municipal Bond Fund

         Annual Report  April 30, 2001

Financial
  Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.2%
----------------------------------------------------------------------------------------
Arizona  2.4%
Arizona Hlth. Fac. Auth. Hosp.
 Sys. Rev., John C. Lincoln Hlth.
 Net.                              BBB(b)         7.00%        12/01/25   $    4,200     $    4,209,534
Coconino Cnty. Pol. Ctrl. Corp.
 Rev.,
 Tucson Elec. Pwr., Navajo A,
 A.M.T.                            Ba3            7.125        10/01/32        5,000          5,076,900
 Tucson Elec. Pwr., Navajo B       Ba3            7.00         10/01/32        1,700          1,729,002
Pima Cnty. Ind. Dev. Auth.,
 Multifam. Mtge. Rev., La Cholla
 Proj., A.M.T.                     NR             8.50          7/01/20        9,310         10,012,253
                                                                                         --------------
                                                                                             21,027,689
----------------------------------------------------------------------------------------
Arkansas  1.3%
Northwest Arkansas Reg'l. Arpt.
 Auth.,
 Rev., A.M.T.                      NR             7.00          2/01/10        3,000          3,041,610
 Rev., A.M.T.                      NR             7.625         2/01/27        8,400          8,672,160
                                                                                         --------------
                                                                                             11,713,770
----------------------------------------------------------------------------------------
California  9.3%
Abag Fin. Auth. For Nonprofit
 Corps. Amer. Baptist Homes, Ser.
 A                                 BB+(b)         6.20         10/01/27        3,200          2,765,824
Anaheim California Pub. Fin.
 Auth. Lease Rev., Cap. Apprec.
 Sub. Pub. Impts. Proj. C          Aaa            Zero          9/01/35       10,000          1,398,500
Corona Ctfs. of Part., Vista
 Hosp. Sys. Inc., Ser. C           NR             8.375         7/01/11       10,000(e)       3,700,000
Delano Ctfs. of Part., Reg'l.
 Med. Ctr., Ser. A                 AAA(b)         9.25          1/01/22        6,420(c)       7,173,644
Foothill / Eastern Transp.
 Corridor Agcy., Toll Rd. Rev.     Baa3           Zero          1/15/28       11,700          6,733,467

    12                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Lincoln Impvt. Bond Act 1915,
 Pub. Fin. Auth.,Twelve Bridges    NR             6.20%         9/02/25   $    3,910     $    3,921,417
Los Angeles Reg'l. Arpts. Impvt.
 Corp., Continental Air Lines
 Sublease, A.M.T.                  NR             9.25          8/01/24       10,085         11,131,218
Orange Cnty. Cmnty. Loc. Trans.
 Auth., Reg. Linked Savrs. &
 R.I.B.S.                          Aa2            6.20          2/14/11        7,000          8,040,340
Richmond Redev. Agcy. Rev.,
 Multifam. Bridge Affordable Hsg.  NR             7.50          9/01/23        9,870         10,105,005
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa            Zero          8/01/11        1,440            876,614
 Ser. B, F.G.I.C.                  Aaa            Zero          8/01/14        2,220          1,121,411
Sacramento City Fin. Auth. Rev.,
 Tax Alloc., M.B.I.A.              Aaa            Zero         11/01/15        5,695          2,659,451
San Joaquin Hills Trans. Corr.
 Agcy.,
 Toll Rd. Rev.                     Aaa            Zero          1/01/14        8,420          4,393,893
 Toll Rd. Rev.                     Aaa            Zero          1/01/25       10,000          2,644,000
 Toll Rd. Rev.                     Aaa            Zero          1/15/32       20,000          3,445,200
San Luis Obispo Ctfs. of Part.,
 Vista Hosp. Sys., Inc.            NR             8.375         7/01/29        4,000(e)       1,480,000
Vallejo Ctfs. of Part., Touro
 Univ.                             Ba3            7.375         6/01/29        3,500          3,590,965
Victor Valley Union H.S. Dist.,
 Gen. Oblig., M.B.I.A.             Aaa            Zero          9/01/12        3,605          2,064,115
 Gen. Oblig., M.B.I.A.             Aaa            Zero          9/01/14        4,740          2,396,544
 Gen. Oblig., M.B.I.A.             Aaa            Zero          9/01/16        3,990          1,778,183
                                                                                         --------------
                                                                                             81,419,791
----------------------------------------------------------------------------------------
Colorado  5.9%
Black Hawk Co. Bus. Impvt. Dist.   NR             7.75         12/01/19        5,285(c)       6,463,396
Colorado Springs Hosp. Rev.        A3             6.375        12/15/30        2,500          2,539,275
Denver Urban Ren. Auth. Tax,
 Inc., Rev.                        NR             7.50          9/01/04        2,280          2,364,428
 Inc., Rev.                        NR             7.75          9/01/16        4,000          4,232,760

    See Notes to Financial Statements                                     13

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Denver Hlth & Hosp. Rev.,
 Ser. A                            Baa2           5.375%       12/01/28   $    5,000     $    4,069,950
E-470 Pub. Hwy. Auth. Colorado
 Rev. Cap. Apprec., Sr. Ser. B     Aaa            Zero          9/01/30       13,000          2,374,710
Lake Creek Affordable Hsg. Corp.,
 Multifam. Rev.,
 Ser. A                            NR             6.25         12/01/23       12,750         11,903,910
 Ser. B                            NR             7.00         12/01/23        1,020            961,636
Mountain Vlge.,
 Met. Dist.                        NR             8.10         12/01/11        2,160(c)       2,331,288
 Met. Dist.                        NR             8.10         12/01/11        1,040          1,093,498
Silver Dollar Met. Dist.           NR             7.05         12/01/30        5,000          4,968,800
Superior Met. Dist. No. 1, Wtr. &
 Swr. Rev.                         NR             8.50         12/01/13        7,350(c)       8,561,133
                                                                                         --------------
                                                                                             51,864,784
----------------------------------------------------------------------------------------
Connecticut  0.9%
Connecticut St. Dev. Auth. Swr.,
 Netco Waterbury Ltd.              AAA(b)         9.375         6/01/16        6,950(c)       8,269,457
----------------------------------------------------------------------------------------
District of Columbia  1.0%
Dist. of Columbia Rev., Nat'l.
 Public Radio                      NR             7.625         1/01/18        8,800          9,002,488
----------------------------------------------------------------------------------------
Florida  8.4%
Arbor Greene Cmnty. Dev. Dist.,
 Spec. Assessment, Rev.            NR             6.50          5/01/07        1,800          1,807,074
Bayside Impvt. Cmnty. Dev. Dist.,
 Ser. B                            NR             6.375         5/01/18        1,370          1,342,189
Broward Cnty. Florida Res.
 Recovery Rev. Ref. Wheelabrator,
 Ser. A                            A3             4.50         12/01/11        7,000          6,748,210
Crossings at Fleming Island
 Cmnty. Dev. Dist., Clay City      NR             8.25          5/01/16        7,375(c)       8,572,184

    14                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                            NR             6.60%         7/01/38   $    4,726     $    4,496,978
 Westchase Apts., Ser. B,
 A.M.T.                            NR             6.61          7/01/38        3,960          3,796,056
Martin Cnty. Ind. Dev. Auth.
 Rev., Indiantown Cogen. Proj.,
 Ser. A, A.M.T.                    Baa3           7.875        12/15/25       13,000         13,492,440
No. Springs Impvt. Dist. Wtr.
 Mgt.,
 Ser. A                            NR             8.20          5/01/24        1,885(c)       2,107,788
 Ser. A                            NR             8.30          5/01/24        1,660          1,778,292
Oakstead Cmnty. Dev. Dist., Cap.
 Impvt., Ser. B                    NR             6.50          5/01/07        5,000          4,976,750
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.,
 Enbelt Obl.                       Baa1           6.375        11/15/20        4,500          4,567,770
Orlando Util. Comm., Wtr. & Elec.
 Rev., Ser. D                      Aa2            6.75         10/01/17        2,000          2,354,540
Palm Beach Cnty. Hsg. Auth.,
 Banyan Club Apts.                 NR             7.75          3/01/23        4,275          4,487,168
Sarasota Hlth. Facs., Kobernick
 Hsg. Meadow Park Proj.            Aaa            10.00         7/01/22        6,620(c)       7,220,434
Stoneybrook West Cmnty. Dev.
 Dist., Spec. Assessment Rev.      NR             6.45          5/01/10        2,500          2,510,150
Vista Lakes Cmnty. Dev. Dist.
 Cap. Impvt., Rev.                 NR             6.35          5/01/05        3,885          3,870,276
                                                                                         --------------
                                                                                             74,128,299
----------------------------------------------------------------------------------------
Georgia  2.7%
Atlanta Arpt. Facs. Rev.,
 M.B.I.A., A.M.T.                  Aaa            Zero          1/01/10        2,000          1,226,460
Augusta Georgia Hsg. Auth.,
 Emerald Coast Hsg., Ser. A        NR             7.50          8/01/34       13,310(e)       6,921,200
Effingham Cnty. Dev. Auth., Ft.
 Howard Corp.                      Baa2           7.90         10/01/05       10,000         10,206,000
Henry Cnty. Wtr. & Swr. Auth.
 Rev., A.M.B.A.C.                  Aaa            6.15          2/01/20        1,000          1,112,830

    See Notes to Financial Statements                                     15

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Rockdale Cnty. Dev. Auth., Solid
 Wste. Disp. Rev.                  NR             7.50%         1/01/26   $    4,100     $    4,139,401
                                                                                         --------------
                                                                                             23,605,891
----------------------------------------------------------------------------------------
Illinois  6.3%
Cary Illinois Spec. Tax,
 Spec. Svc. Area No. 1,
 Cambridge A                       NR             7.625         3/01/30        4,000          4,125,800
 Spec. Svc. Area No. 2,
 Foxford Hill                      NR             7.50          3/01/30        5,000          4,941,100
Chicago O'Hare Int'l. Arpt.,
 Amer. Airlines Proj., Ser. B      Baa1           8.20         12/01/24        1,000          1,112,350
 United Airlines, Ser. B           Baa2           8.85          5/01/18        2,520          2,595,927
 United Airlines, Ser. B, A.M.T.   Baa2           8.95          5/01/18        1,805          1,859,403
Gilberts Illinois Spl. Svc. Area
 No. 9, Spl. Tax, Big Timber
 Proj.                             NR             7.75          3/01/27        5,000          4,876,800
Hennepin Ind. Dev. Rev.,
 Exolon-Esk Co. Proj.              NR             8.875         1/01/18        7,700          7,896,889
Illinois Dev. Fin. Auth., Solid
 Wste. Disp. Rev.                  Ba1            5.05          1/01/10        4,000          3,740,560
Illinois Hlth. Fac. Auth. Rev.
 Reg.                              Aaa            7.52          8/15/14        5,000          5,350,000
Illinois St. Hlth. Facs. Auth.
 Rev.,
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)        8.10         11/15/14        2,850(c)       3,267,952
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)        8.125        11/15/19        3,285(c)       3,798,380
Kane & De Kalb Cntys. Sch.,
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                        Aaa            Zero         12/01/11        3,360          1,975,613
 A.M.B.A.C.                        Aaa            Zero         12/01/13        4,065          2,104,410
Robbins Illinois Res. Rec. Rev.,
 Restructuring Proj. Ser. A        NR             8.375        10/15/16        5,031(e)         477,969
 Restructuring Proj. Ser. B        NR             8.375        10/15/16        1,969(e)         187,031
 Restructuring Proj. Ser. C        NR             7.25         10/15/09          725            566,922

    16                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
 Restructuring Proj. Ser. C        NR             7.25%        10/15/24   $    3,376     $    2,438,821
 Restructuring Proj. Ser. D        NR             Zero         10/15/09        1,567            614,991
Winnebago Cnty. Hsg. Auth., Park
 Tower Assoc., Sec. 8              NR             8.125         1/01/11        3,353          3,451,773
                                                                                         --------------
                                                                                             55,382,691
----------------------------------------------------------------------------------------
Indiana  0.9%
Bluffton Econ. Dev. Rev., Kroger
 Co. Proj.                         Baa3           7.85          8/01/15        7,500          7,872,600
----------------------------------------------------------------------------------------
Iowa  3.2%
City of Cedar Rapids Rev.,
 First Mtge., Cottage Grove
 Place Proj.                       Aaa            9.00          7/01/18        9,375(c)      11,341,031
 First Mtge., Cottage Grove
 Place Proj.                       Aaa            9.00          7/01/25        4,435(c)       5,365,064
Iowa St. Fin. Auth., Hlthcare.
 Facs. Rev., Mercy Hlth.
 Initiatives Proj.                 NR             9.25          7/01/25       10,000         11,866,400
                                                                                         --------------
                                                                                             28,572,495
----------------------------------------------------------------------------------------
Kentucky  1.3%
Kentucky Econ. Dev. Fin. Auth.
 Hlth. Sys., Rev.                  NR             6.50         10/01/20        2,500          2,520,525
Kentucky Econ. Dev. Fin. Auth.,
 Norton Hlthcare., Inc., Ser. A    NR             6.625        10/01/28        5,625          5,706,112
Owensboro Elec. Lt. & Pwr. Rev.,
 Ser. B, A.M.B.A.C.                Aaa            Zero          1/01/16        6,650          3,008,793
                                                                                         --------------
                                                                                             11,235,430
----------------------------------------------------------------------------------------
Louisiana  1.7%
Hodge Util. Rev., Stone Container
 Corp., A.M.T.                     NR             9.00          3/01/10        6,320          6,390,468
New Orleans Gen Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa            Zero          9/01/18        3,090          1,176,178
New Orleans Home Mtge. Auth.
 Rev., Sngl. Fam. Mtge., Ser. A,
 G.N.M.A., A.M.T.                  Aaa            8.60         12/01/19        1,670(f)       1,671,837

    See Notes to Financial Statements                                     17

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
West Feliciana Parish Poll. Ctrl.
 Rev., Gulf St. Util. Co. Proj.    NR             9.00%         5/01/15   $    5,250     $    5,424,667
                                                                                         --------------
                                                                                             14,663,150
----------------------------------------------------------------------------------------
Maine  0.4%
Maine Hlth. & Higher Edl. Facs.
 Auth. Rev.,
 Piper Shores, Ser. A              NR             7.50          1/01/19        1,000            973,190
 Piper Shores, Ser. A              NR             7.55          1/01/29        3,000          2,904,060
                                                                                         --------------
                                                                                              3,877,250
----------------------------------------------------------------------------------------
Maryland  1.6%
Anne Arundel Cnty. Spec. Oblig.,
 Arundel Mills Proj.               NR             7.10          7/01/29        3,000          3,145,710
Maryland St. Hlth. & Higher Edl.
 Facs. Auth. Rev.                  Baa1           6.75          7/01/30        5,000          5,254,650
Northeast Wste. Disp. Auth.,
 Sludge Comp. Facs.                NR             7.25          7/01/07        3,124          3,208,067
 Sludge Comp. Facs., A.M.T.        NR             8.50          7/01/07        2,745          2,883,924
                                                                                         --------------
                                                                                             14,492,351
----------------------------------------------------------------------------------------
Massachusetts  2.9%
Boston Ind. Dev. Fin. Auth. Rev.,
 First Mtge., Springhouse Proj.    Aaa            9.25          7/01/15        7,570(c)       9,031,313
Mass. St. Coll. Bldg. Proj. &
 Ref. Bonds                        Aa2            7.50          5/01/14        1,750          2,170,105
Mass. St. Hlth. & Ed. Facs. Auth.
 Rev., Cardinal Cushing Gen.
 Hosp.                             NR             8.875         7/01/18        7,500(f)       7,454,025
Mass. St. Tpke. Auth. Met. Hgwy.
 Sys. Rev.                         Aaa            Zero          1/01/28        6,000          1,348,980
Randolph Hsg. Auth., Multifam.
 Hsg., Liberty Place Proj.,
 Ser. A                            NR             9.00         12/01/21        5,640          5,695,554
                                                                                         --------------
                                                                                             25,699,977

    18                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Michigan  2.2%
Grand Rapids Dev. Auth.,
 Cap. Apprec., M.B.I.A.            Aaa            Zero          6/01/12   $    3,000     $    1,710,990
Kalamazoo Michigan Hosp. Fin.
 Auth. Hosp. Fac. Rev.             Aaa            6.508%        6/01/11        2,000          2,110,000
Michigan St. Hosp. Fin. Auth.
 Rev., Saratoga Cmnty. Hosp.       NR             8.75          6/01/10        5,430(c)       5,793,701
Michigan St. Strategic Fd. Res.
 Recovery Ltd. Oblig. Rev.,
 Central Wayne Energy Rec. A       NR             7.00          7/01/27        6,500          4,853,290
 Central Wayne Energy Rec. A,
 A.M.T.                            NR             6.90          7/01/19        1,500          1,145,850
Wayne Cnty. Bldg. Auth., Ser. A,
 A.M.T.                            A3             8.00          3/01/17        3,500(c)       3,705,065
                                                                                         --------------
                                                                                             19,318,896
----------------------------------------------------------------------------------------
Minnesota  3.0%
Minnesota Agricultural & Econ.
 Dev. Rev.,
 Fairview Hlthcare. Sys., Ser. A   A2             6.375        11/15/22       15,000         15,540,900
 Fairview Hlthcare. Sys., Ser. A   A2             6.375        11/15/29        3,000          3,093,930
Southern Minnesota Mun. Pwr.
 Agcy. Pwr. Supply Sys. Rev.
 Ser. A                            Aaa            Zero          1/01/26        9,880          2,422,576
 Ser. B                            Aaa            5.75          1/01/18        5,000          5,098,750
                                                                                         --------------
                                                                                             26,156,156
----------------------------------------------------------------------------------------
Missouri  1.3%
Bridgeton Ind. Dev. Auth. Sr.
 Hsg. Rev., Sarah Cmnty. Proj.     NR             5.90          5/01/28        3,350          2,796,814
Missouri St. Hlth. And Edl. Facs.
 Auth., Hlth. Facs. Rev.           A2             6.125        12/01/19        1,250          1,269,863
St. Louis Cnty. Ind. Dev. Auth.
 Rev.,
 Soemm Proj., A.M.T.               NR             10.25         7/01/08        1,285          1,287,133
 Soemm Proj., A.M.T.               NR             10.25         7/01/08          485            485,805

    See Notes to Financial Statements                                     19

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
St. Louis Cnty. Reg. Conv. &
 Sports Comp., Ser. C              Aaa            7.90%         8/15/21   $    5,000(c)  $    5,473,550
                                                                                         --------------
                                                                                             11,313,165
----------------------------------------------------------------------------------------
Nevada  0.6%
Clark Cnty. Impvt. Dist., No. 121
 Southern Highlands Area           NR             7.50         12/01/19        5,000          5,188,050
----------------------------------------------------------------------------------------
New Hampshire  0.6%
New Hampshire Higher Edl. & Hlth.
 Facs. Auth. Rev., Antioch
 College                           NR             7.875        12/01/22        5,095          5,443,855
----------------------------------------------------------------------------------------
New Jersey  5.5%
New Jersey Econ. Dev. Auth.
 Rev.,
 Continental Airlines, Inc. Proj.  Ba2            6.25          9/15/29        5,000          4,646,900
 Dev. Rev.                         NR             Zero          4/01/12        1,115            539,504
 Fellowship Vlge., Proj. A         Aaa            9.25          1/01/25       11,500(c)      13,746,755
 Kaplowski Rd., Ser. A             NR             6.375         4/01/31        7,000          7,054,880
 Ref. Newark Arpt. Marriot Hotel   NR             7.00         10/01/14        3,800          3,831,730
New Jersey Econ. Dev. Auth. Spl.
 Fac. Rev. Continental Airlines,
 Inc. Proj.                        Ba2            6.40          9/15/23        5,900          5,620,340
New Jersey Hlthcare. Fac. Fin.,
 Raritan Bay Med. Center Issue     NR             7.25          7/01/27        2,000          1,844,420
New Jersey Hlthcare. Facs. Fin.
 Auth.
 Rev.                              NR             8.00          7/01/27        5,000          4,209,600
 Rev.                              Baa3           6.75          7/01/24        1,000            960,360
 Rev.                              Baa2           6.875         7/01/30        2,000          2,000,420
New Jersey St. Edl. Facs. Auth.
 Rev., Felician College of Lodi,
 Ser. D                            NR             7.375        11/01/22        3,935          3,950,976
                                                                                         --------------
                                                                                             48,405,885

    20                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
New York  3.4%
Brookhaven New York Ind. Dev.
 Agcy. Civ. Facs. Rev.             NR             8.25%        11/15/30   $    4,000     $    3,909,040
Met. Trans. Auth. Facs. Rev.,
 Ser. N, F.G.I.C.                  Aaa            Zero          7/01/13        2,785          1,545,174
New York City Ind. Dev. Agcy.,
 Civic Touro College Proj., Ser.
 A                                 Ba3            6.35          6/01/29        5,600          5,180,616
 Rev, Ref. Laguardia Assoc. L.P.
 Proj.                             NR             6.00         11/01/28        4,000          3,437,080
New York City Mun. Wtr. Fin.
 Auth. Wtr. & Swr. Syst. Rev.      Aaa            6.67          6/15/09       10,000         10,512,500
Port Auth. of New York & New
 Jersey, USAir LaGuardia Arpt.,
 A.M.T.                            Ba2            9.125        12/01/15        4,000          4,148,400
Suffolk Cnty. Ind. Dev. Agcy.,
 Cont. Care Ret. Cmnty. Rev.,
 First Mtge., Jefferson Ferry,
 Ser. A                            NR             7.25         11/01/28        1,000            993,050
                                                                                         --------------
                                                                                             29,725,860
----------------------------------------------------------------------------------------
North Dakota  0.9%
Ward Cnty. Hlthcare. Facs. Rev.
 Ref. Trinity Oblig.
 Group A                           BBB+(b)        6.25          7/01/26        6,110          5,805,478
 Group B                           BBB+(b)        6.25          7/01/21        2,000          1,920,180
                                                                                         --------------
                                                                                              7,725,658
----------------------------------------------------------------------------------------
Ohio  3.7%
Cleveland Ohio Arpt. Spl. Rev.
 Continental Airlines, Inc. Proj.  Ba2            5.375         9/15/27        5,000          4,010,250
Cleveland Pub. Pwr. Sys. Rev.,
 First Mtge., M.B.I.A.             Aaa            Zero         11/15/12        1,000            557,320
 First Mtge., M.B.I.A.             Aaa            Zero         11/15/13        1,500            785,025

    See Notes to Financial Statements                                     21

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Mahoning Valley San. Dist. Wtr.
 Rev.                              NR             7.75%         5/15/19   $    8,000(c)  $    9,019,920
Ohio St. Solid Wste. Rev.,
 CSC Ltd. Proj., A.M.T.            NR             8.50          8/01/22        7,000(e)             700
 Republic Engineered Steels,
 Inc., Proj., A.M.T.               NR             9.00          6/01/21        2,250(e)         112,500
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs.,
 First Mtge., Toledo Edison,
 A.M.T.                            Baa3           8.00         10/01/23        5,500          5,947,150
Richland Cnty. Hosp. Facs. Rev.,
 Ref. Medcentral Hlth. Sys.,
 Ser. A                            A-(b)          6.125        11/15/16        1,000          1,004,070
 Ser. B                            A-(b)          6.375        11/15/30        4,000          3,883,520
Stark Cnty. Hlthcare. Facs. Rev.,
 Rose Lane, Inc. Proj.             NR             9.00         12/01/23        6,135(c)       6,806,844
                                                                                         --------------
                                                                                             32,127,299
----------------------------------------------------------------------------------------
Pennsylvania  5.1%
Berks Cnty. Mun. Auth. Rev.,
 Alvernia Coll. Proj.              NR             7.75         11/15/16        5,240          5,514,157
Dauphin Cnty. Gen. Auth. Hosp.
 Rev., NW Med. Ctr. Proj.          BBB-(b)        8.625        10/15/13        5,900          6,400,202
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Ref. Res. Rec. Facs., Ser. A      B2             6.00          1/01/09        6,500          6,313,060
 Ref. Res. Rec. Facs., Ser. A      B2             6.20          7/01/19        8,150          7,778,768
Philadelphia Auth. Ind. Dev. Rev.  NR             7.75         12/01/17        5,000          5,249,950
Philadelphia Hosps. & Higher Edl.
 Facs. Auth. Rev.,
 Grad. Hlth. Sys.                  Ca             7.00          7/01/05        1,677(e)         161,017
 Grad. Hlth. Sys.                  Ca             7.25          7/01/18        2,305(e)         221,237
 Grad. Hlth. Sys., Ser. A.         Ca             6.25          7/01/13        2,046(e)         196,441
 Hosp. Rev.                        Baa2           6.50         11/15/22        2,300          2,092,379

    22                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Somerset Cnty. Hosp. Auth. Rev.,
 Hlthcare. First Mtge.             NR             8.40%         6/01/09   $    1,915     $    1,931,220
 Hlthcare. First Mtge.             NR             8.50          6/01/24        8,805          8,879,402
                                                                                         --------------
                                                                                             44,737,833
----------------------------------------------------------------------------------------
Rhode Island  1.1%
Rhode Island Redev. Agcy., Ser. A  NR             8.00          9/01/24        9,805         10,011,493
----------------------------------------------------------------------------------------
South Carolina  1.0%
So. Carolina Jobs Econ. Dev.,
 Solid Wste. Recycling Facs. Rev.  NR             9.00         12/01/11        2,000(e)         960,000
South Carolina St. Pub. Svc.
 Auth. Rev.                        Aaa            7.345         6/28/13        7,000          7,411,250
                                                                                         --------------
                                                                                              8,371,250
----------------------------------------------------------------------------------------
South Dakota  0.5%
So. Dakota Econ. Dev. Fin. Auth.,
 Dakota Park, A.M.T.               NR             10.25         1/01/19        4,685          4,750,590
----------------------------------------------------------------------------------------
Tennessee  5.5%
Memphis Center City Rev. Fin.
 Corp., Ser. B                     NR             6.50          9/01/28       26,000         23,689,640
Rutherford Cnty. Hlth. & Edl.
 Facs. Brd., First Mtge. Rev.      NR             9.50         12/01/19        6,300          6,758,136
Shelby Cnty. Hlth., Edl. & Hsg.,
 St. Judes Childrens Research      AA(b)          5.375         7/01/29        4,000          3,845,480
Tennessee Hsg. Dev. Agcy. A.M.T.
 Homeownership                     Aa2            5.70          7/01/31       14,080         14,140,544
                                                                                         --------------
                                                                                             48,433,800
----------------------------------------------------------------------------------------
Texas  4.4%
Austin Hsg. Fin. Corp., Multifam.
 Hsg. Rev., Stony Creek,
 Ser. A                            NR             7.75         11/01/29        9,380          9,854,346
Beaumont Hsg. Fin. Corp., Sngl.
 Fam. Mtge. Rev.                   A1             9.20          3/01/12          835            872,817

    See Notes to Financial Statements                                     23

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Harris Cnty. Texas Hlth. Facs.
 Hosp. Memorial Hermann Hlthcare.
 A                                 A3             6.375%        6/01/29   $    5,000     $    5,001,600
Houston Arpt. Sys.,
 Rev.                              Ba1            6.125         7/15/27        5,150          4,603,225
 Spec. Facs. Continental
 Airlines, Ser. C                  Ba1            6.125         7/15/27        5,775          5,161,868
Katy Texas Dev. Auth. Rev., Tax
 Increment Contract, Ser. B        NR             6.00          6/01/18        4,000          3,822,960
Keller Ind. Sch. Dist., Cap.
 Apprec. Ref., Ser. A, P.S.F.G.    Aaa            Zero          8/15/17        4,075          1,651,883
Meadow Park Dev. Inc. Multifam.
 Rev. Hsg., Meadow Proj.           NR             6.50         12/01/30        4,980          4,641,111
New Braunfels Ind. Sch. Dist.,
 Cap. Apprec., P.S.F.G.            Aaa            Zero          2/01/12        2,365          1,364,629
Texas Mun. Pwr. Agcy. Rev.,
 M.B.I.A.                          Aaa            Zero          9/01/15        3,300          1,520,244
                                                                                         --------------
                                                                                             38,494,683
----------------------------------------------------------------------------------------
Utah  0.1%
Carbon Cnty. Solid Wste. Disp.
 Rev. Ref., Laidlaw
 Environmental, Ser. A, A.M.T.     NR             7.45          7/01/17        1,000          1,016,940
Tooele Cnty. Poll. Ctrl. Rev.
 Ref., Laidlaw Environmental,
 Ser. A, A.M.T.                    NR             7.55          7/01/27        4,000(e)         112,000
                                                                                         --------------
                                                                                              1,128,940
----------------------------------------------------------------------------------------
Virginia  1.6%
Loudoun Cnty. Ind. Dev. Auth.
 Rev.                              NR             7.125         9/01/15        2,000          2,045,980
Norfolk Redev. & Hsg. Auth.,
 Multifam. Rental Hsg. Facs.
 Rev., A.M.T.                      NR             8.00          9/01/26        5,960          5,908,506
Pittsylvania Cnty. Ind. Dev.
 Auth. Rev. Multitrade, A.M.T.     NR             7.55          1/01/19        2,500          2,352,625

    24                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Pocahontas Pkwy. Assoc. Toll Rd.
 Rev., Cap. Apprec.,
 Ser. B                            Baa3           Zero          8/15/16   $    7,000     $    2,422,840
 Ser. C                            Ba1            Zero          8/15/16        3,300          1,068,804
                                                                                         --------------
                                                                                             13,798,755
----------------------------------------------------------------------------------------
Washington  1.6%
Bellevue Conv. Ctr. Auth.,
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero          2/01/10          870            565,630
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero          2/01/11        1,200            735,696
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero          2/01/12        1,300            749,320
 King City, Oblig. Rev., M.B.I.A.  Aaa            Zero          2/01/14        1,385            702,874
Seattle Washington Mun. Lt. &
 Pwr. Rev.                         Aaa            5.50%         3/01/18        5,680          5,731,063
Washington St. Pub. Pwr. Supply
 Sys. Rev., Nuclear Proj. No. 1,
 Ser. B                            Aa1            7.25          7/01/09        5,000          5,710,050
                                                                                         --------------
                                                                                             14,194,633
----------------------------------------------------------------------------------------
West Virginia  1.5%
So. Charleston Ind. Dev. Rev.,
 Union Carbide Chem. & Plastics
 Co., A.M.T.                       A2             8.00          8/01/20        2,450          2,503,043
West Virginia St. Hosp. Fin.
 Auth. Hosp. Rev., Oak Hill
 Hospital, Ser. B                  A2             6.75          9/01/30        7,000          7,338,800
West Virginia St. Pkwys. Econ.
 Dev. & Tourism Auth., F.G.I.C.    Aaa            7.778         5/16/19        3,250          3,384,062
                                                                                         --------------
                                                                                             13,225,905
----------------------------------------------------------------------------------------
Wisconsin  1.0%
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev.                         NR             8.125        12/01/22        1,480          1,301,172
 Dev. Rev., Oconto Falls Tissue,
 Inc. Proj., A.M.T.                NR             7.75         12/01/22        8,600          7,303,378
                                                                                         --------------
                                                                                              8,604,550

    See Notes to Financial Statements                                     25

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Wyoming  0.4%
Wyoming Comnty. Dev. Auth. Hsg.
 Rev. Ser. 4                       Aa2            5.85%         6/01/28   $    3,890     $    3,917,424
                                                                                         --------------
Total long-term investments
 (cost $851,893,856)                                                                        837,902,793
                                                                                         --------------
SHORT-TERM INVESTMENTS  4.2%
----------------------------------------------------------------------------------------
Alabama  0.1%
Mobile Alabama Ind. Dev. Brd.
 Rev. Theodore Plant A             VMIG1          4.65          5/01/01          600            600,000
----------------------------------------------------------------------------------------
Illinois  0.7%
Illinois Hlth. Facs. Auth. Rev.
 Adj., Central Baptist Home B      VMIG1          4.35          5/03/01        6,200          6,200,000
----------------------------------------------------------------------------------------
Indiana  0.5%
Indiana St. Dev. Fin. Auth.
 Envmt. Rev.                       VMIG1          4.55          5/01/01        4,600          4,600,000
----------------------------------------------------------------------------------------
Missouri  1.7%
Missouri St Hlth. and Edl. Facs.
 Auth. Hlth. Facs. Rev.            VMIG1          4.40          5/02/01       15,000         15,000,000
----------------------------------------------------------------------------------------
Tennessee  0.2%
Sevier Cnty. Tennessee Pub. Bldg.
 Auth. Adj., Local Gov. Pub.
 Impmt.                            VMIG1          4.50          5/01/01        1,300          1,300,000
----------------------------------------------------------------------------------------
Texas  1.0%
Brazos River Harbor Nav. Dist.
 Rev., Dow Chemical Co.,
 F.R.D.D., A.M.T., Ser. 97         P1             4.60          5/01/01          200            200,000
Gulf Coast Wste. Disp. Auth.
 Facs. Rev. Ser. 97, F.R.D.D.,
 A.M.T.                            P1             4.60          5/01/01        8,800          8,800,000
                                                                                         --------------
                                                                                              9,000,000
                                                                                         --------------
Total short-term investments
 (cost $36,700,000)                                                                          36,700,000
                                                                                         --------------

    26                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                                           Expiration                      Value
 Description(a)                                            Date           Contracts        (Note 1)
--------------------------------------------------------------------------------------------------------------
OUTSTANDING CALL OPTION PURCHASED(g)
U.S. Treasury Bonds Future,
 April 01 @ $340
 (cost $115,965)                                           5/26/01               100       $      129,687
                                                                                           --------------
Total Investments  99.4%
 (cost $888,709,821)                                                                          874,732,480
Other assets in excess
 of liabilities  0.6%                                                                           5,351,564
                                                                                           --------------
Net Assets  100%                                                                           $  880,084,044
                                                                                           --------------
                                                                                           --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation
     A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate Daily Demand Note (d)
     G.N.M.A.--Government National Mortgage Association
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
  R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. government guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount segregated as initial margin on financial futures contracts.
(g) Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     27

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities

                                                                  April 30, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $888,709,821)                         $  874,732,480
Cash                                                                      27,154
Interest receivable                                                   17,600,928
Receivable for investments sold                                       16,019,777
Receivable for Series shares sold                                        595,461
Unrealized appreciation on swap                                           54,559
Prepaid expenses and other assets                                         14,335
                                                                  --------------
      Total assets                                                   909,044,694
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     25,598,700
Dividends payable                                                      1,483,648
Payable for Series shares reacquired                                   1,127,714
Management fee payable                                                   364,201
Distribution fee payable                                                 258,960
Accrued expenses                                                         108,677
Due to broker - variation margin                                          18,750
                                                                  --------------
      Total liabilities                                               28,960,650
                                                                  --------------
NET ASSETS                                                        $  880,084,044
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      870,604
   Paid-in capital in excess of par                                  948,179,419
                                                                  --------------
                                                                     949,050,023
   Undistributed net investment income                                 1,259,843
   Accumulated net realized loss on investments                      (56,405,384)
   Net unrealized depreciation of investments                        (13,820,438)
                                                                  --------------
Net assets, April 30, 2001                                        $  880,084,044
                                                                  --------------
                                                                  --------------

    28                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities Con't.

                                                                  April 30, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($522,556,079
      / 51,692,322 shares of beneficial interest issued and
      outstanding)                                                        $10.11
   Maximum sales charge (3% of offering price)                               .31
                                                                  --------------
   Maximum offering price to public                                       $10.42
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($324,299,357 / 32,080,468 shares of beneficial
      interest issued and outstanding)                                    $10.11
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share ($27,262,887
      / 2,696,931 shares of beneficial interest issued and
      outstanding)                                                        $10.11
   Sales charge (1% of offering price)                                       .10
                                                                  --------------
   Offering price to public                                               $10.21
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,965,721 / 590,686 shares of beneficial interest
      issued and outstanding)                                             $10.10
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     29

       Prudential Municipal Bond Fund      High Income Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  64,508,827
                                                                    --------------
Expenses
   Management fee                                                        4,689,795
   Distribution fee--Class A                                             1,317,794
   Distribution fee--Class B                                             1,878,161
   Distribution fee--Class C                                               210,207
   Transfer agent's fees and expenses                                      384,000
   Custodian's fees and expenses                                           160,000
   Reports to shareholders                                                 100,000
   Registration fees                                                        65,000
   Legal fees and expenses                                                  30,000
   Trustees' fees and expenses                                              30,000
   Insurance expense                                                        17,000
   Audit fee                                                                15,000
   Miscellaneous                                                            30,300
                                                                    --------------
      Total expenses                                                     8,927,257
   Less: Custodian fee credit                                               (1,163)
                                                                    --------------
       Net expenses                                                      8,926,094
                                                                    --------------
Net investment income                                                   55,582,733
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (19,955,554)
   Financial futures transactions                                          703,920
   Interest rate swap                                                      275,697
                                                                    --------------
                                                                       (18,975,937)
                                                                    --------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                           7,671,093
   Financial futures contracts                                             314,953
   Interest rate swap                                                       54,559
                                                                    --------------
                                                                         8,040,605
                                                                    --------------
Net loss on investments                                                (10,935,332)
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  44,647,401
                                                                    --------------
                                                                    --------------

    30                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Changes in Net Assets

                                                       Year Ended April 30,
                                                  -------------------------------
                                                      2001              2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $  55,582,733    $   63,425,376
   Net realized gain (loss) on investment
      transactions                                  (18,975,937)      (12,924,212)
   Net change in unrealized depreciation of
      investments                                     8,040,605       (91,632,547)
                                                  -------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      44,647,401       (41,131,383)
                                                  -------------    --------------
Dividends from net investment income
      Class A                                       (31,249,124)      (29,722,571)
      Class B                                       (21,302,368)      (31,310,165)
      Class C                                        (1,520,795)       (1,755,953)
      Class Z                                          (443,964)         (636,687)
                                                  -------------    --------------
                                                    (54,516,251)      (63,425,376)
                                                  -------------    --------------
Series share transactions (net of share
   conversions):
   Net proceeds from shares sold                     80,589,472       195,654,738
   Net asset value of shares issued in
      reinvestment of dividends                      24,810,273        29,467,610
   Cost of shares reacquired                       (215,024,810)     (332,423,850)
                                                  -------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                    (109,625,065)     (107,301,502)
                                                  -------------    --------------
Total decrease                                     (119,493,915)     (211,858,261)
NET ASSETS
Beginning of year                                   999,577,959     1,211,436,220
                                                  -------------    --------------
End of year(a)                                    $ 880,084,044    $  999,577,959
                                                  -------------    --------------
                                                  -------------    --------------
---------------
(a) Includes undistributed net investment
income of                                         $   1,259,843    $       36,989
                                                  -------------    --------------
                                                  -------------    --------------

    See Notes to Financial Statements                                     31

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
----------------------------------------------------------------------------------------
Alabama  1.3%
Jefferson Cnty., Swr. Rev. Wste.,
 Cap. Impvt., Ser. A, F.G.I.C.     Aaa            5.75%         2/01/38   $    4,150     $    4,242,836
----------------------------------------------------------------------------------------
Alaska  1.6%
Anchorage Hosp. Rev., Sisters of
 Providence, A.M.B.A.C.            Aaa            7.125        10/01/05        5,000          5,174,350
----------------------------------------------------------------------------------------
Arizona  2.2%
Maricopa Cnty., Sch. Dist. No.
 69., Ser. E, F.G.I.C.             Aaa            6.80          7/01/12        3,700          4,364,668
Tucson Str. & Hwy. User Rev., Jr.
 Lien, Ser. 1994-E, F.G.I.C.       Aaa            5.00          7/01/17        3,000          2,973,540
                                                                                         --------------
                                                                                              7,338,208
----------------------------------------------------------------------------------------
California  7.6%
Castaic Lake Wtr. Agcy., Rev.,
 Ctfs. of Part.,
 Cap. Apprec., A.M.B.A.C.          Aaa            Zero          8/01/21       10,445          3,372,795
 Cap. Apprec., A.M.B.A.C.          Aaa            Zero          8/01/23       10,445          2,996,984
Contra Costa Wtr. Dist., Wtr.
 Rev., Ser. E, A.M.B.A.C.          Aaa            6.25         10/01/12        1,455          1,662,512
Inland Empire Solid Wste.,
 Landfill Impvt. Fin., Proj. B,
 A.M.T., F.S.A.                    Aaa            6.00          8/01/16        2,000          2,219,160
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa            Zero          8/01/13        2,015          1,084,554
San Diego Cnty. Wtr. Auth., Wtr.
 Rev., Ctfs. of Part., F.G.I.C.    Aaa            7.594(d)      4/26/06        5,800          6,575,750
San Joaquin Hills Trans. Corr.
 Agcy., Toll Rd. Rev., Ser. A,
 M.B.I.A.                          Aaa            Zero          1/15/32       10,000          1,722,600
So. Orange Cnty. Pub. Fin. Auth.,
 Foothill Area Proj., Ser. C,
 F.G.I.C.                          Aaa            8.00          8/15/08        2,000          2,444,760

    32                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Victor CA Element. Sch. Dist.,
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa            Zero          6/01/17   $    3,550     $    1,487,769
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa            Zero          6/01/18        3,700          1,452,028
                                                                                         --------------
                                                                                             25,018,912
----------------------------------------------------------------------------------------
Colorado  1.9%
Denver City & Cnty. Arpt. Rev.,
 Ser. C, A.M.T., M.B.I.A.          Aaa            5.60%        11/15/11        5,000          5,198,750
E-470 Pub. Hwy. Auth., Colorado
 Rev., Cap. Apprec., Ser. B,
 M.B.I.A.                          Aaa            Zero          9/01/30        5,000            913,350
Jefferson Cnty., Sngl. Fam. Mtge.
 Rev., Ser. A, M.B.I.A.            Aaa            8.875        10/01/13          115            118,540
                                                                                         --------------
                                                                                              6,230,640
----------------------------------------------------------------------------------------
District of Columbia  4.1%
Dist. of Columbia Hosp. Rev.,
 Medlantic Hlthcare. Grp. A,
 M.B.I.A.                          Aaa            5.875         8/15/19        3,500          3,628,660
 M.B.I.A.                          Aaa            5.75          8/15/26        3,000          3,071,400
Dist. of Columbia, Gen. Oblig.,
 Ser. A, M.B.I.A.                  Aaa            6.50          6/01/10          295            338,828
 Ser. A, M.B.I.A.                  Aaa            6.50          6/01/10        5,705(f)       6,506,838
                                                                                         --------------
                                                                                             13,545,726
----------------------------------------------------------------------------------------
Florida  3.0%
Brevard Cnty. Hlth. Facs. Auth.,
 Rev., Holmes Reg'l. Med. Ctr.
 Proj., M.B.I.A.                   Aaa            5.60         10/01/10        6,000          6,348,720
Orange Cnty. Hlth. Facs. Auth.,
 Ser. A, M.B.I.A.                  Aaa            6.25         10/01/07        2,235(c)       2,506,396
 Ser. A, M.B.I.A.                  Aaa            6.25         10/01/07          925          1,028,498
                                                                                         --------------
                                                                                              9,883,614

    See Notes to Financial Statements                                     33

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Georgia  3.4%
Atlanta Arpt. Facs. Rev., Ser. A,
 A.M.B.A.C.                        Aaa            6.50%         1/01/10   $    2,000     $    2,285,900
Atlanta Arpt. Rev., Ser. B,
 A.M.T., F.G.I.C.                  Aaa            5.625         1/01/30        5,000          5,041,500
Georgia Mun. Elec. Auth., Pwr.
 Rev., Ser. B, M.B.I.A.            Aaa            6.20          1/01/10        3,495          3,904,055
                                                                                         --------------
                                                                                             11,231,455
----------------------------------------------------------------------------------------
Hawaii  2.8%
Hawaii Dept. Budget & Fin., Spec.
 Purp. Rev., Hawaiian Electric
 Co. Proj., Ser. C., A.M.T.,
 A.M.B.A.C.                        Aaa            6.20         11/01/29        8,000          8,469,040
Honolulu City & Cnty., Wstwtr.
 Sys. Rev., Cap. Apprec.,
 F.G.I.C.                          Aaa            Zero          7/01/19        2,305            806,220
                                                                                         --------------
                                                                                              9,275,260
----------------------------------------------------------------------------------------
Idaho  0.6%
Idaho Hsg. & Fin. Assoc., Sngl.
 Fam. Mtge. Rev., Ser. E, A.M.T.   Aaa            5.55          7/01/31        1,835          1,892,968
----------------------------------------------------------------------------------------
Illinois  8.6%
Arlington Hts. Park Dist., Cap.
 Apprec., Ser. E, F.G.I.C.         Aaa            Zero         12/01/13        4,175          2,161,356
Chicago Gas Supply Rev., Peoples'
 Gas, A.M.B.A.C., T.C.R.S.         AAA(b)         6.10          6/01/25        7,400          7,755,052
Chicago, Gen. Oblig., Ser. A,
 F.G.I.C.                          Aaa            6.75          1/01/35        2,000(c)       2,351,480
Chicago Midway Arpt. Rev., Ser.
 B, A.M.T., M.B.I.A.               Aaa            5.75          1/01/22        5,000          5,076,950
Chicago O' Hare Int'l. Arpt.
 Rev., Pass. Facs. Chrg., Ser. A,
 A.M.B.A.C.                        Aaa            5.625         1/01/15        2,000          2,056,300
Chicago Wtr. Rev., Cap. Apprec.,
 F.G.I.C.                          Aaa            Zero         11/01/16        3,055          1,305,493

    34                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Onterie Ctr. Hsg. Fin. Corp.,
 Mtge. Rev.,
 Ser. A, M.B.I.A.                  Aaa            7.00%         7/01/12   $    1,575     $    1,644,709
 Ser. A, M.B.I.A.                  Aaa            7.05          7/01/27        5,400          5,642,028
                                                                                         --------------
                                                                                             27,993,368
----------------------------------------------------------------------------------------
Louisiana  1.2%
New Orleans Fin. Auth., Sngl.
 Fam. Mtge. Rev., Ser. B-2,
 A.M.T., G.N.M.A./F.N.M.A. Coll.   Aaa            6.00         12/01/21        1,125          1,154,509
New Orleans, Gen. Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa            Zero          9/01/09        4,000          2,687,040
                                                                                         --------------
                                                                                              3,841,549
----------------------------------------------------------------------------------------
Maryland  2.0%
Maryland St. Cmnty. Dev. Admin.,
 Ser. D, A.M.T., F.H.A.            Aa2            6.20          9/01/20        5,000          5,250,450
Prince Georges Cnty. Hsg. Auth.,
 Sngl. Fam. Mtge. Rev., Ser. A,
 A.M.T., F.H.L.M.C.                AAA(b)         6.15          8/01/19        1,250          1,300,637
                                                                                         --------------
                                                                                              6,551,087
----------------------------------------------------------------------------------------
Massachusetts  1.2%
Massachusetts St. Tnpke. Auth.,
 Met. Hwy. Sys. Rev.,
 Ser. A, M.B.I.A.                  Aaa            Zero          1/01/28        3,500            786,905
 Ser. A, M.B.I.A.                  Aaa            Zero          1/01/29       15,000          3,184,650
                                                                                         --------------
                                                                                              3,971,555
----------------------------------------------------------------------------------------
Michigan  5.2%
Detroit Swge. Disp.,
 Rev., F.G.I.C.                    Aaa            7.364(d)      7/01/23        5,000(c)       5,562,500
 Rev., F.G.I.C.                    Aaa            7.364(d)      7/01/23        1,500          1,543,125
Saginaw Hosp. Fin. Auth., St.
 Luke's Hosp., Ser. C, M.B.I.A.    Aaa            6.50          7/01/11        4,000          4,099,640

    See Notes to Financial Statements                                     35

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Wayne Charter Cnty., Michigan
 Arpt. Rev., Ser. A, A.M.T.,
 M.B.I.A.                          Aaa            5.00%        12/01/28   $    6,175     $    5,678,345
                                                                                         --------------
                                                                                             16,883,610
----------------------------------------------------------------------------------------
Minnesota  1.9%
Bass Brook Poll. Ctrl. Rev.,
 M.B.I.A.                          Aaa            6.00          7/01/22        1,600          1,641,984
Minneapolis & St Paul Met.
 Arpts., Ser. A, F.G.I.C.          Aaa            5.75          1/01/32        4,285          4,429,062
                                                                                         --------------
                                                                                              6,071,046
----------------------------------------------------------------------------------------
Missouri  0.5%
Missouri St. Hlth. & Edl. Facs.
 Rev., SSM Hlthcare.,
 Ser. AA, M.B.I.A.                 Aaa            6.25          6/01/16          285(c)         299,367
 Ser. AA, M.B.I.A.                 Aaa            6.25          6/01/16        1,215          1,254,609
                                                                                         --------------
                                                                                              1,553,976
----------------------------------------------------------------------------------------
Montana  0.6%
Forsyth Poll. Ctrl. Rev., Puget
 Sound Pwr. & Lt. Co., Ser. A,
 A.M.B.A.C.                        Aaa            7.05          8/01/21        2,000(f)       2,053,480
----------------------------------------------------------------------------------------
Nevada  0.6%
Clark County, Gen. Oblig.,
 M.B.I.A.                          Aaa            5.50          7/01/30        2,000          2,004,120
----------------------------------------------------------------------------------------
New Jersey  4.6%
East Orange Bd. of Ed., Ctfs. of
 Part., Cap. Apprec., F.S.A.       Aaa            Zero          2/01/18        2,645          1,093,972
Jersey City Swr. Auth.,
 Rev., A.M.B.A.C.                  Aaa            6.00          1/01/10        2,585          2,878,294
 Rev., A.M.B.A.C.                  Aaa            6.25          1/01/14        4,255          4,830,914
New Jersey Econ. Dev. Auth., Sr.
 Lein, Ser. A, M.B.I.A.            Aaa            5.875         7/01/11        5,900          6,342,795
                                                                                         --------------
                                                                                             15,145,975

    36                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
New York  14.9%
Islip Res. Rec., Ser. B, A.M.T.,
 A.M.B.A.C.                        Aaa            7.20%         7/01/10   $    1,750     $    2,062,708
Long Island Pwr. Auth., New York
 Elec. Sys. Rev.,
 Cap. Apprec., F.S.A.              Aaa            Zero          6/01/25        5,000          1,337,600
 Cap. Apprec., F.S.A.              Aaa            Zero          6/01/26        7,500          1,894,875
 Cap. Apprec., F.S.A.              Aaa            Zero          6/01/28        4,735          1,068,074
Metropolitan Trans. Auth., N.Y.
 Trans. Facs. Rev.,
 Ser. A, F.S.A.                    Aaa            5.75          7/01/11        5,000          5,364,500
 Ser. C, F.S.A.                    Aaa            5.125         7/01/14        1,585          1,616,573
New York City Mun. Wtr. Fin.
 Auth., Wtr. & Swr. Rev., Ser. B   Aa2            6.00          6/15/33        8,000          8,602,640
New York City, Gen. Oblig.,
 Ser. G, M.B.I.A.                  Aaa            5.75          2/01/14        3,000          3,156,810
New York St. Envir. Facs. Corp.,
 Poll. Ctrl. Rev.                  Aaa            5.70          7/15/12        2,375          2,524,293
 Poll. Ctrl. Rev.                  Aaa            5.75          7/15/13        1,060          1,124,861
 Poll. Ctrl. Rev.                  Aaa            5.80          7/15/14        3,755          3,982,440
New York St. Local Govt.
 Assistance Corp., Ser. E,
 M.B.I.A.                          Aaa            5.00          4/01/21        5,000          4,852,500
Port Auth. of New York & New
 Jersey, Ser. 99, A.M.T.,
 F.G.I.C.                          Aaa            5.90         11/01/11        7,665          8,052,159
Suffolk Cnty. Judicial Facs.,
 John P. Cohalan Complex.,
 A.M.B.A.C.                        Aaa            5.75         10/15/12        3,000          3,253,260
                                                                                         --------------
                                                                                             48,893,293
----------------------------------------------------------------------------------------
Ohio  1.2%
Akron, Gen. Oblig., F.G.I.C.,
 T.C.R.S.                          Aaa            5.50         12/01/21        1,000          1,013,570
Bowling Green St. Univ., F.G.I.C.  Aaa            5.75          6/01/16        2,815          2,973,653
                                                                                         --------------
                                                                                              3,987,223

    See Notes to Financial Statements                                     37

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Oklahoma  2.1%
Norman Reg'l. Hosp. Auth., Rev.,
 Ser. A, M.B.I.A.                  Aaa            5.50%         9/01/11   $    4,110     $    4,283,278
Oklahoma City Arpt. Trust, Jr.
 Lien, Ser. 24, A.M.T.,
 A.M.B.A.C.                        Aaa            5.75          2/01/18        2,620          2,658,121
                                                                                         --------------
                                                                                              6,941,399
----------------------------------------------------------------------------------------
Oregon  1.5%
Port Portland Arpt. Rev.,
 Portland Int'l Arpt., Ser. B,
 A.M.T., A.M.B.A.C.                AAA(b)         5.50          7/01/14        3,800          3,907,122
Portland, Rev. Ltd. Tax, Ser. B    Aa2            Zero          6/01/21        3,000            963,180
                                                                                         --------------
                                                                                              4,870,302
----------------------------------------------------------------------------------------
Pennsylvania  3.0%
Canon McMillan Sch. Dist., Cap.
 Apprec., Ser. A, F.G.I.C.         Aaa            Zero         12/01/27        2,120            463,050
Delaware Valley Reg. Fin. Auth.,
 Loc. Govt. Rev., Ser. A,
 A.M.B.A.C.                        Aaa            5.50          8/01/28        6,000          6,096,600
Philadelphia Mun. Auth. Rev.,
 Criminal Justice Ctr., Ser. A,
 M.B.I.A.                          Aaa            6.90         11/15/03        3,000          3,115,740
                                                                                         --------------
                                                                                              9,675,390
----------------------------------------------------------------------------------------
Puerto Rico  2.6%
Puerto Rico Tel. Auth. Rev.,
 Ser. I, M.B.I.A., R.I.B.S.        Aaa            7.067(d)      1/16/15        3,800(c)       4,118,250
 Ser. M, M.B.I.A., R.I.B.S.        Aaa            7.013(d)      1/25/07        4,100(c)       4,397,250
                                                                                         --------------
                                                                                              8,515,500
----------------------------------------------------------------------------------------
South Carolina  0.5%
Univ. of South Carolina, Rev.,
 Ser. A, F.G.I.C.                  Aaa            5.75          6/01/30        1,615          1,667,488

    38                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Tennessee  1.6%
Metropolitan Gov't. of Nashville
 & Davidson Cnty., Wtr. & Swr.
 Rev., A.M.B.A.C., R.I.B.S.        Aaa            8.439%(d)     1/01/22   $    5,000(c)  $    5,368,750
----------------------------------------------------------------------------------------
Texas  6.3%
Austin Util. Sys. Rev.,
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa            Zero          5/15/03          725            670,763
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa            Zero          5/15/03        3,275          3,028,589
Corpus Christi Util. Sys. Rev.,
 Ser. A, F.S.A.                    Aaa            6.00          7/15/19        3,255          3,458,014
 Ser. A, F.S.A.                    Aaa            6.00          7/15/20        3,450          3,649,617
Houston Arpt. Sys.,
 Rev.                              Aaa            7.20          7/01/13        3,740          4,284,955
 Ser. A, A.M.T., F.S.A.            Aaa            5.625         7/01/30        2,000          2,004,800
Keller Ind. Sch. Dist., Cap.
 Apprec., Ser. A, P.S.F.G.         Aaa            Zero          8/15/15        4,945          2,283,552
Mission Consolidated Ind. Sch.
 Dist., P.S.F.G.                   Aaa            5.75          2/15/19        1,360          1,398,597
                                                                                         --------------
                                                                                             20,778,887
----------------------------------------------------------------------------------------
Vermont  1.3%
Vermont Hsg. Fin. Agcy., Sngl.
 Fam. Mtge., Ser. 13A, A.M.T.,
 F.S.A.                            Aaa            5.45          5/01/26        4,000          4,100,040
----------------------------------------------------------------------------------------
Virginia  0.9%
Virginia Beach Hosp. Facs. Rev.,
 Gen. Hosp. Proj.,
 Rev., A.M.B.A.C.                  Aaa            6.00          2/15/10        1,220          1,343,195
 Rev., A.M.B.A.C.                  Aaa            6.00          2/15/13        1,455          1,606,553
                                                                                         --------------
                                                                                              2,949,748
----------------------------------------------------------------------------------------
Washington  5.0%
Washington St. Hlth. Facs. Auth.
 Rev., Yakima Valley Memorial
 Hosp. Assoc., Connie Lee          AAA(b)         5.25         12/01/20        2,500          2,419,675

    See Notes to Financial Statements                                     39

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Washington St. Pub. Pwr. Sup.
 Sys.,
 Nuclear Proj. No. 1, Ser. A,
 M.B.I.A.                          Aaa            5.75%         7/01/10   $    7,000     $    7,450,100
 Nuclear Proj. No. 2, Ser. A,
 M.B.I.A.                          Aaa            Zero          7/01/11        5,210          3,165,544
 Nuclear Proj. No. 3, Ser. B,
 F.G.I.C., T.C.R.S.                Aaa            Zero          7/01/08        4,500          3,202,740
                                                                                         --------------
                                                                                             16,238,059
----------------------------------------------------------------------------------------
West Virginia  0.6%
West Virginia St. Wtr. Dev. Auth.
 Rev., Ser. B, A.M.T., A.M.B.A.C.  Aaa            5.875         7/01/20        1,015          1,054,006
West Virginia Univ. Rev., Ser. A,
 A.M.B.A.C.                        Aaa            Zero          4/01/29        4,300            866,665
                                                                                         --------------
                                                                                              1,920,671
                                                                                         --------------
Total long-term investments
 (cost $298,063,724)                                                                        315,810,485
                                                                                         --------------
SHORT-TERM INVESTMENTS  1.4%
----------------------------------------------------------------------------------------
Mississippi  0.2%
Mississippi Home Corp., Sngl.
 Fam. Merlots, Ser. 01-A8,
 F.R.W.D., A.M.T.                  VMIG1          4.42          5/02/01          750            750,000
----------------------------------------------------------------------------------------
South Carolina  0.2%
Florence Cnty. Solid Wste., Roche
 Carolina, Inc. Proj., Ser. 98,
 F.R.D.D., A.M.T.                  A-1+(b)        4.55          5/01/01          600            600,000
----------------------------------------------------------------------------------------
Texas  1.0%
Gulf Coast Ind. Dev. Auth., Texas
 Marine Terminal Rev., Ser. 93,
 F.R.D.D., A.M.T.                  VMIG1          4.55          5/01/01          800            800,000
Gulf Coast Wste. Disp. Auth.,
 Env. Facs. Rev., Ser. 97,
 F.R.D.D., A.M.T.                  P-1            4.60          5/01/01        2,200          2,200,000

    40                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2001 Cont'd.

                                   Moody's                                Principal
                                   Rating         Interest     Maturity   Amount         Value
Description (a)                    (Unaudited)    Rate         Date       (000)          (Note 1)
------------------------------------------------------------------------------------------------------------
Port Corpus Christi Ind. Dev.,
 Corp., Citgo Petro Corp. Proj.,
 Ser. 96, F.R.D.D., A.M.T.         VMIG1          4.55%         5/01/01   $      200     $      200,000
                                                                                         --------------
                                                                                              3,200,000
                                                                                         --------------
Total short-term investments
 (cost $4,550,000)                                                                            4,550,000
                                                                                         --------------
Total Investments  97.8%
 (cost $302,613,724; Note 4)                                                                320,360,485
Other assets in excess of
 liabilities  2.2%                                                                            7,082,566
                                                                                         --------------
Net Assets  100%                                                                         $  327,443,051
                                                                                         --------------
                                                                                         --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    Connie Lee--College Construction Loan Insurance Association F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.H.L.M.C.--Federal Home Loan Mortgage Corporation
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note (e)
    F.R.W.D.--Floating Rate Weekly Demand Note (e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
    R.I.B.S.--Residual Interest Bearing Securities
    T.C.R.S.--Transferable Custodial Receipts
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin for financial futures contracts.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     41

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $302,613,724)                            $ 320,360,485
Cash                                                                        59,586
Receivable for investments sold                                          5,159,993
Interest receivable                                                      4,594,318
Receivable for Series shares sold                                           96,473
Unrealized appreciation on swap                                             94,846
Prepaid expenses and other assets                                            7,813
Receivable from broker-variation margin                                      3,125
                                                                    --------------
      Total assets                                                     330,376,639
                                                                    --------------
LIABILITIES
Payable for investments purchased                                        1,855,210
Dividends payable                                                          465,226
Payable for Series shares reacquired                                       262,767
Management fee payable                                                     135,760
Accrued expenses                                                           134,039
Distribution fee payable                                                    80,586
                                                                    --------------
      Total liabilities                                                  2,933,588
                                                                    --------------
NET ASSETS                                                           $ 327,443,051
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     300,027
   Paid-in capital in excess of par                                    312,132,013
                                                                    --------------
                                                                       312,432,040
   Undistributed net investment income                                     175,422
   Accumulated net realized loss on investments                         (2,954,504)
   Net unrealized appreciation on investments                           17,790,093
                                                                    --------------
Net assets, April 30, 2001                                           $ 327,443,051
                                                                    --------------
                                                                    --------------

    42                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($265,717,599 /
      24,351,251 shares of beneficial interest issued and
      outstanding)                                                          $10.91
   Maximum sales charge (3% of offering price)                                 .34
                                                                    --------------
   Maximum offering price to public                                         $11.25
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($55,458,693 / 5,077,368 shares of beneficial interest
      issued and outstanding)                                               $10.92
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($4,085,095 /
      373,999 shares of beneficial interest issued and
      outstanding)                                                          $10.92
   Sales charge (1% of offering price)                                         .11
                                                                    --------------
   Offering price to public                                                 $11.03
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,181,664 / 200,046 shares of beneficial interest issued
      and outstanding)                                                      $10.91
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     43

       Prudential Municipal Bond Fund      Insured Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  18,522,841
                                                                    --------------
Expenses
   Management fee                                                        1,651,039
   Distribution fee--Class A                                               636,796
   Distribution fee--Class B                                               350,421
   Distribution fee--Class C                                                25,594
   Transfer agent's fees and expenses                                      189,000
   Custodian's fees and expenses                                           102,000
   Registration fees                                                        50,000
   Reports to shareholders                                                  43,000
   Legal fees and expenses                                                  20,000
   Audit fee                                                                15,000
   Trustees' fees and expenses                                              15,000
   Insurance                                                                 4,000
   Miscellaneous                                                            20,499
                                                                    --------------
      Total expenses                                                     3,122,349
   Less: Custodian fee credit                                               (1,360)
                                                                    --------------
       Net expenses                                                      3,120,989
                                                                    --------------
Net investment income                                                   15,401,852
                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                               1,743,530
   Financial futures transactions                                          (62,474)
   Interest rate swap                                                       85,846
                                                                    --------------
                                                                         1,766,902
                                                                    --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          13,990,565
   Financial futures contracts                                             (51,514)
   Interest rate swap                                                       94,846
                                                                    --------------
                                                                        14,033,897
                                                                    --------------
Net gain on investments                                                 15,800,799
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  31,202,651
                                                                    --------------
                                                                    --------------

    44                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Changes in Net Assets

                                                       Year Ended April 30,
                                                 --------------------------------
                                                      2001              2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   15,401,852    $   17,793,706
   Net realized gain (loss) on investment
      transactions                                    1,766,902        (4,065,725)
   Net change in unrealized appreciation
      (depreciation) of investments                  14,033,897       (25,388,591)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      31,202,651       (11,660,610)
                                                 --------------    --------------
Dividends
   Dividends from net investment income
      Class A                                       (12,025,265)      (11,662,405)
      Class B                                        (3,138,255)       (5,906,384)
      Class C                                          (144,345)         (128,146)
      Class Z                                           (99,393)          (96,771)
                                                 --------------    --------------
                                                    (15,407,258)      (17,793,706)
                                                 --------------    --------------
Series share transactions (net of share
   conversions)
   Net proceeds from shares sold                     27,085,740        57,490,106
   Net asset value of shares issued in
      reinvestment of dividends                       8,360,316        10,004,943
   Cost of shares reacquired                        (58,854,334)     (136,825,105)
                                                 --------------    --------------
   Net decrease in net assets from Series
      share transactions                            (23,408,278)      (69,330,056)
                                                 --------------    --------------
Total decrease                                       (7,612,885)      (98,784,372)
NET ASSETS
Beginning of year                                   335,055,936       433,840,308
                                                 --------------    --------------
End of year(a)                                   $  327,443,051    $  335,055,936
                                                 --------------    --------------
                                                 --------------    --------------
---------------
(a) Includes undistributed net investment
income of                                        $      175,422    $      162,490
                                                 --------------    --------------
                                                 --------------    --------------

    See Notes to Financial Statements                                     45

       Prudential Municipal Bond Fund
             Notes to Financial Statements

      Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

      The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital by insuring the bonds. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m. New York time.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is
    46

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.
                                                                          47

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking to market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Inverse Floaters: The Fund invests in variable rate securities commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such expenses may differ from actuals.

      Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
    48

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
      Reclassification of Capital Accounts:    The Fund accounts and reports for

distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 2001, the effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss by $156,372 and $18,338 due to the sale of securities purchased with market discount for the High Income and Insured Series, respectively.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM manages the investment advisory services of the Fund, administers the Fund's affairs and supervises the subadviser's performance of all investment advisory services. PIFM has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. Effective June 1, 1999, PIFM eliminated its voluntary waiver of a portion of its management fee.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.
                                                                          49

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended April 30, 2001, such expenses for the Fund were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the High Income Series and Insured Series that it received approximately $136,200 ($102,800 - Class A; $33,400 - Class C) and $64,600 ($53,800 - Class A; $10,800 - Class C), respectively, in front-end sales charges during the year ended April 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2001, it received approximately $689,900 ($669,700 - Class B; $20,200 - Class C) and $106,700 ($104,800 - Class B; $1,900 - Class C),
respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PIFM, PIMS, PIC and PIM are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .08 of 1% of the unused portion of the credit facility. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2001, the Fund incurred fees of approximately $452,200 ($306,800 - High Income Series; $145,400 - Insured Series) for the services of PMFS. As of April 30, 2001, approximately $37,000 ($25,000 - High Income Series; $12,000 - Insured Series) of such fees were due to PMFS. Transfer agent
    50

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 2001, were as follows:

Series                                                     Purchases         Sales
-------------------------------------------------------   ------------    ------------
High Income                                               $422,384,375    $562,002,228
Insured                                                    122,478,250     151,994,975

      During the year ended April 30, 2001, the High Income Series and the Insured Series entered into financial futures contracts. Details of open contracts at April 30, 2001 are as follows:

                                                                     Value at        Value at         Unrealized
                  Number of                         Expiration      April 30,          Trade        Appreciation/
    Series        Contracts          Type              Date            2001            Date         (Depreciation)
--------------    ---------     ---------------     ----------     ------------     -----------     --------------
High Income          550        Short:
                                US Treasury
                                bond futures        June 2001      $ 56,354,687     $56,600,781       $  246,094
                     50         Long:
                                Muni Bond Index     June 2001         5,048,437       5,192,187         (143,750)
                                                                   ------------     -----------     --------------
                                                                   $ 51,306,250     $51,408,594       $  102,344
                                                                   ------------     -----------     --------------
                                                                   ------------     -----------     --------------
Insured              20         Long:
                                Muni Bond Index     June 2001      $  2,019,375     $ 2,070,889       $  (51,514)
                                                                   ------------     -----------     --------------
                                                                   ------------     -----------     --------------

      The High Income Series and the Insured Series entered into interest rate swap agreements. Under the agreements, each Series receives or pays the difference between a floating rate and a fixed rate based on the terms of the swap agreements. Each Series paid transaction fees for their respective agreement. Details of the open swaps at April 30, 2001 are as follows:
High Income Series:

                         Notional
                          Amount       Fixed       Floating         Open       Termination      Unrealized
    Counterparty          (000)        Rate          Rate           Date           Date        Appreciation
--------------------    ----------     -----     ------------    ----------    ------------    -------------
Morgan Stanley                                   Bond Market
Capital Services,        $  9,500       3.78%    Association      4/23/2001       4/23/2006       $54,559
Inc.                                             Municipal
                                                 Swap Index

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
Insured Series:

                         Notional
                          Amount       Fixed       Floating         Open       Termination      Unrealized
    Counterparty          (000)        Rate          Rate           Date           Date        Appreciation
--------------------    ----------     -----     ------------    ----------    ------------    -------------
Morgan Stanley                                   Bond Market
Capital Services,        $ 15,000       3.76%    Association       4/9/2001        4/9/2006       $94,846
Inc.                                             Municipal
                                                 Swap Index

      The federal income tax basis of the Fund's investments, at April 30, 2001 was $889,748,749 for High Income Series and $302,613,724 for Insured Series and, accordingly, net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

                                           Net unrealized         Gross           Gross
                                            appreciation       unrealized      unrealized
Series                                     (depreciation)      appreciation    depreciation
-----------------------------------------  ---------------     -----------     -----------
High Income                                 $ (15,016,269)     $41,826,684     $56,842,953
Insured                                        17,746,761       18,715,812         969,051

      The High Income Series has a net capital loss carryforward as of April 30, 2001 of approximately $46,685,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in
2005, $554,000 expires in 2006, $3,137,000 expires in 2007, $5,906,000 expires in 2008 and $20,095,000 expires in 2009. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      The Insured Series has a net capital loss carryforward as of April 30, 2001 of approximately $3,006,000, of which $2,919,000 expires in 2008 and $87,000 expires in 2009. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

      In addition, the High Income Series elected to treat net realized capital losses of approximately $8,579,151 incurred in the year ended April 30, 2001 as having been incurred in the following fiscal year.

Note 5. Capital
The High Income Series and Insured Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a
    52

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                    High Income Series                  Insured Series
                                          Class A                          Class A
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                    3,673,428     $  37,363,632       1,072,068     $ 11,714,448
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,481,785        15,076,141         593,661        6,415,172
Shares reacquired              (13,349,850)     (135,818,661)     (3,940,607)     (42,400,805)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (8,194,637)      (83,378,888)     (2,274,878)     (24,271,185)
Shares issued upon
   conversion from Class B      10,570,516       107,545,773       3,671,466       39,484,524
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding            2,375,879     $  24,166,885       1,396,588     $ 15,213,339
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------
                                    High Income Series                  Insured Series
                                          Class A                          Class A
                               -----------------------------     ----------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                   11,155,788     $ 118,089,368       4,272,410     $ 45,211,746
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,400,233        14,812,765         614,176        6,469,154
Shares reacquired              (15,491,720)     (163,745,706)     (6,006,710)     (63,240,650)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (2,935,699)      (30,843,573)     (1,120,124)     (11,559,750)
Shares issued upon
   conversion from Class B       6,311,283        66,835,489       1,592,700       16,791,582
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding            3,375,584     $  35,991,916         472,576     $  5,231,832
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                                                          53

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                  Insured Series
                                          Class B                          Class B
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                    3,377,950     $  34,382,268         914,310     $  9,977,413
Shares issued in
   reinvestment of
   dividends and
   distributions                   847,549         8,622,038         168,231        1,812,048
Shares reacquired               (6,389,355)      (64,998,973)     (1,175,466)     (12,597,669)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (2,163,856)      (21,994,667)        (92,925)        (808,208)
Shares reacquired upon
   conversion to Class A       (10,570,516)     (107,545,773)     (3,667,101)     (39,484,524)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding          (12,734,372)    $(129,540,440)     (3,760,026)    $(40,292,732)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------
                                    High Income Series                  Insured Series
                                          Class B                          Class B
                               -----------------------------     ----------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                    5,702,990     $  60,755,141         876,277     $  9,261,018
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,237,118        13,119,382         319,614        3,379,000
Shares reacquired              (13,781,073)     (145,504,647)     (6,454,293)     (68,181,046)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (6,840,965)      (71,630,124)     (5,258,402)     (55,541,028)
Shares reacquired upon
   conversion to Class A        (6,312,429)      (66,835,489)     (1,590,681)     (16,791,582)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding          (13,153,394)    $(138,465,613)     (6,849,083)    $(72,332,610)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------
                                    High Income Series                  Insured Series
                                          Class C                          Class C
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                      471,371     $   4,802,011         197,937     $  2,125,257
Shares issued in
   reinvestment of
   dividends and
   distributions                    80,803           822,021           7,418           80,261
Shares reacquired                 (797,728)       (8,109,752)       (114,626)      (1,213,375)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding             (245,554)    $  (2,485,720)         90,729     $    992,143
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

    54

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                  Insured Series
                                          Class C                          Class C
                               -----------------------------     ----------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                    1,049,114     $  11,208,188          99,569     $  1,066,589
Shares issued in
   reinvestment of
   dividends and
   distributions                   101,234         1,072,623           7,094           74,764
Shares reacquired               (1,146,727)      (12,092,217)        (65,397)        (684,934)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding                3,621     $     188,594          41,266     $    456,419
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------
                                    High Income Series                  Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                      397,796     $   4,041,561         297,163     $  3,268,622
Shares issued in
   reinvestment of
   dividends and
   distributions                    28,538           290,073           4,857           52,835
Shares reacquired                 (600,005)       (6,097,424)       (239,416)      (2,642,485)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding             (173,671)    $  (1,765,790)         62,604     $    678,972
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------
                                    High Income Series                  Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ----------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares issued                      528,208     $   5,602,041         186,798     $  1,950,753
Shares issued in
   reinvestment of
   dividends and
   distributions                    43,432           462,840           7,710           82,025
Shares reacquired               (1,042,909)      (11,081,280)       (442,855)      (4,718,475)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding             (471,269)    $  (5,016,399)       (248,347)    $ (2,685,697)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.22
                                                                    --------------
Income from investment operations
Net investment income                                                       .61
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.12)
                                                                    --------------
      Total from investment operations                                      .49
                                                                    --------------
Less distributions
Dividends from net investment income                                       (.60)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           4.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $522,556
Average net assets (000)                                               $527,117
Ratios to average net assets:
   Expenses, including distribution fees                                    .84%
   Expenses, excluding distribution fees                                    .59%
   Net investment income                                                   6.05%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   46%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    56                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.21             $  11.31             $  10.84             $  10.70
----------------     ----------------     ----------------     ----------------
         .63                  .63(b)               .67(b)               .70(b)
        (.99)                (.10)                 .47                  .14
----------------     ----------------     ----------------     ----------------
        (.36)                 .53                 1.14                  .84
----------------     ----------------     ----------------     ----------------
        (.63)                (.63)                (.67)                (.70)
----------------     ----------------     ----------------     ----------------
    $  10.22             $  11.21             $  11.31             $  10.84
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (3.31)%               4.96%               10.80%                8.03%
    $503,874             $514,952             $421,504             $334,062
    $506,888             $474,901             $381,735             $294,940
         .82%                 .66%(b)              .62%(b)              .64%(b)
         .57%                 .51%(b)              .52%(b)              .54%(b)
        5.86%                5.73%(b)             6.03%(b)             6.44%(b)
          27%                  16%                  13%                  26%

    See Notes to Financial Statements                                     57

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.22
                                                                    --------------
Income from investment operations
Net investment income                                                       .59
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.13)
                                                                    --------------
      Total from investment operations                                      .46
                                                                    --------------
Less distributions
Dividends from net investment income                                       (.57)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           4.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $324,299
Average net assets (000)                                               $375,632
Ratios to average net assets:
   Expenses, including distribution fees                                   1.09%
   Expenses, excluding distribution fees                                    .59%
   Net investment income                                                   5.78%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    58                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.21             $  11.31             $  10.84             $  10.69
----------------     ----------------     ----------------     ----------------
         .60                  .59(b)               .63(b)               .66(b)
        (.99)                (.10)                 .47                  .15
----------------     ----------------     ----------------     ----------------
        (.39)                 .49                 1.10                  .81
----------------     ----------------     ----------------     ----------------
        (.60)                (.59)                (.63)                (.66)
----------------     ----------------     ----------------     ----------------
    $  10.22             $  11.21             $  11.31             $  10.84
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (3.55)%               4.59%               10.36%                7.71%
    $457,841             $649,706             $669,223             $665,525
    $559,879             $666,885             $669,132             $725,305
        1.07%                1.01%(b)             1.02%(b)             1.04%(b)
         .57%                 .51%(b)              .52%(b)              .54%(b)
        5.59%                5.38%(b)             5.63%(b)             6.05%(b)

    See Notes to Financial Statements                                     59

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.22
                                                                    --------------
Income from investment operations
Net investment income                                                       .56
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.12)
                                                                    --------------
      Total from investment operations                                      .44
                                                                    --------------
Less distributions
Dividends from net investment income                                       (.55)
                                                                    --------------
Net asset value, end of year                                           $  10.11
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           4.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 27,263
Average net assets (000)                                               $ 28,028
Ratios to average net assets:
   Expenses, including distribution fees                                   1.34%
   Expenses, excluding distribution fees                                    .59%
   Net investment income                                                   5.55%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    60                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.21             $  11.31             $  10.84              $10.69
    --------             --------             --------             -------
         .57                  .57(b)               .61(b)              .63(b)
        (.99)                (.10)                 .47                 .15
    --------             --------             --------             -------
        (.42)                 .47                 1.08                 .78
    --------             --------             --------             -------
       (0.57)                (.57)                (.61)               (.63)
    --------             --------             --------             -------
    $  10.22             $  11.21             $  11.31              $10.84
    --------             --------             --------             -------
    --------             --------             --------             -------
       (3.79)%               4.33%               10.09%               7.44%
    $ 30,061             $ 32,939             $ 20,554              $9,563
    $ 32,762             $ 26,114             $ 14,932              $8,060
        1.32%                1.26%(b)             1.27%(b)            1.29%(b)
         .57%                 .51%(b)              .52%(b)             .54%(b)
        5.36%                5.15%(b)             5.39%(b)            5.80%(b)

    See Notes to Financial Statements                                     61

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                    $10.21
                                                                       -------
Income from investment operations
Net investment income                                                      .64
Net realized and unrealized gain (loss) on investment
   transactions                                                           (.13)
                                                                       -------
      Total from investment operations                                     .51
                                                                       -------
Less distributions
Dividends from net investment income                                      (.62)
                                                                       -------
Net asset value, end of period                                          $10.10
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                         $5,966
Average net assets (000)                                                $7,182
Ratios to average net assets:
   Expenses, including distribution fees                                   .59%
   Expenses, excluding distribution fees                                   .59%
   Net investment income                                                  6.32%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    62                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                         Class Z
------------------------------------------------------------------------------------------
                   Year Ended April 30,                        September 16, 1996(c)
----------------------------------------------------------            Through
      2000                 1999                 1998              April 30, 1997
------------------------------------------------------------------------------------------
    $  11.20             $  11.30              $10.83                 $ 10.79
    --------             --------             -------                 -------
         .65                  .65(b)              .68(b)                  .45(b)
        (.99)                (.10)                .47                     .04
    --------             --------             -------                 -------
        (.34)                 .55                1.15                     .49
    --------             --------             -------                 -------
        (.65)                (.65)               (.68)                   (.45)
    --------             --------             -------                 -------
    $  10.21             $  11.20              $11.30                 $ 10.83
    --------             --------             -------                 -------
    --------             --------             -------                 -------
       (3.07)%               5.11%              10.91%                   4.36%
    $  7,802             $ 13,839              $9,919                 $ 2,719
    $ 10,493             $ 13,648              $6,064                 $   704
         .57%                 .51%(b)             .52%(b)                 .54%(b)(d)
         .57%                 .51%(b)             .52%(b)                 .54%(b)(d)
        6.07%                5.89%(b)            6.14%(b)                6.55%(b)(d)

    See Notes to Financial Statements                                     63

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.40
                                                                    --------------
Income from investment operations
Net investment income                                                       .51
Net realized and unrealized gain (loss) on investment
   transactions                                                             .51
                                                                    --------------
      Total from investment operations                                     1.02
                                                                    --------------
Less dividends and distributions
Dividends from net investment income                                       (.51)
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                                --
                                                                    --------------
      Total distributions                                                  (.51)
                                                                    --------------
Net asset value, end of year                                           $  10.91
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           9.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $265,718
Average net assets (000)                                               $254,718
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .89%
   Expenses, excluding distribution and service (12b-1) fees                .64%
   Net investment income                                                   4.72%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    64                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.18             $  11.05             $  10.90             $  10.94
----------------     ----------------     ----------------     ----------------
         .51                  .53                  .53(b)               .55(b)
        (.78)                 .23                  .40                  .08
----------------     ----------------     ----------------     ----------------
        (.27)                 .76                  .93                  .63
----------------     ----------------     ----------------     ----------------
        (.51)                (.53)                (.53)                (.55)
          --                 (.01)                  --(c)              (.01)
          --                 (.09)                (.25)                (.11)
----------------     ----------------     ----------------     ----------------
        (.51)                (.63)                (.78)                (.67)
----------------     ----------------     ----------------     ----------------
    $  10.40             $  11.18             $  11.05             $  10.90
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (2.38)%               6.88%                8.67%                5.74%
    $238,690             $251,300             $224,409             $208,411
    $243,756             $240,652             $222,115             $187,371
         .88%                 .75%                 .69%(b)              .68%(b)
         .63%                 .60%                 .59%(b)              .58%(b)
        4.78%                4.61%                4.75%(b)             4.95%(b)
          26%                  15%                  85%                 110%

    See Notes to Financial Statements                                     65

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  10.41
                                                                    --------------
Income from investment operations
Net investment income                                                       .48
Net realized and unrealized gain (loss) on investment
   transactions                                                             .51
                                                                    --------------
   Total from investment operations                                         .99
                                                                    --------------
Less dividends and distributions
Dividends from net investment income                                       (.48)
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                                --
                                                                    --------------
   Total distributions                                                     (.48)
                                                                    --------------
Net asset value, end of year                                           $  10.92
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                           9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 55,459
Average net assets (000)                                               $ 70,084
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               1.14%
   Expenses, excluding distribution and service (12b-1) fees                .64%
   Net investment income                                                   4.48%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    66                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.19             $  11.06             $  10.91             $  10.95
----------------     ----------------     ----------------     ----------------
         .48                  .48                  .49(b)               .50(b)
        (.78)                 .23                  .40                  .08
----------------     ----------------     ----------------     ----------------
        (.30)                 .71                  .89                  .58
----------------     ----------------     ----------------     ----------------
        (.48)                (.48)                (.49)                (.50)
          --                 (.01)                  --(c)              (.01)
          --                 (.09)                (.25)                (.11)
----------------     ----------------     ----------------     ----------------
        (.48)                (.58)                (.74)                (.62)
----------------     ----------------     ----------------     ----------------
    $  10.41             $  11.19             $  11.06             $  10.91
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (2.62)%               6.50%                8.23%                5.32%
    $ 91,989             $175,520             $236,370             $298,005
    $131,052             $208,775             $270,553             $365,891
        1.13%                1.10%                1.09%(b)             1.08%(b)
         .63%                 .60%                 .59%(b)              .58%(b)
        4.51%                4.25%                4.35%(b)             4.54%(b)

    See Notes to Financial Statements                                     67

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $10.41
                                                                       -------
Income from investment operations
Net investment income                                                      .45
Net realized and unrealized gain (loss) on investment
   transactions                                                            .51
                                                                       -------
   Total from investment operations                                        .96
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.45)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.45)
                                                                       -------
Net asset value, end of year                                            $10.92
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $4,085
Average net assets (000)                                                $3,413
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.39%
   Expenses, excluding distribution and service (12b-1) fees               .64%
   Net investment income                                                  4.23%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    68                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  11.19             $  11.06              $10.91               $10.95
    --------             --------             -------              -------
         .46                  .45                 .46(b)               .48(b)
        (.78)                 .23                 .40                  .08
    --------             --------             -------              -------
        (.32)                 .68                 .86                  .56
    --------             --------             -------              -------
        (.46)                (.45)               (.46)                (.48)
          --                 (.01)                 --(c)              (.01)
          --                 (.09)               (.25)                (.11)
    --------             --------             -------              -------
        (.46)                (.55)               (.71)                (.60)
    --------             --------             -------              -------
    $  10.41             $  11.19              $11.06               $10.91
    --------             --------             -------              -------
    --------             --------             -------              -------
       (2.86)%               6.24%               7.96%                5.06%
    $  2,949             $  2,708              $1,509               $  888
    $  2,988             $  1,856              $1,142               $  973
        1.38%                1.35%               1.34%(b)             1.33%(b)
         .63%                 .60%                .59%(b)              .58%(b)
        4.29%                4.03%               4.11%(b)             4.29%(b)

    See Notes to Financial Statements                                     69

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                    $10.40
                                                                       -------
Income from investment operations
Net investment income                                                      .53
Net realized and unrealized gain (loss) on investment
   transactions                                                            .51
                                                                       -------
   Total from investment operations                                       1.04
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.53)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.53)
                                                                       -------
Net asset value, end of period                                          $10.91
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                         10.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                         $2,182
Average net assets (000)                                                $1,993
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .64%
   Expenses, excluding distribution and service (12b-1) fees               .64%
   Net investment income                                                  4.99%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
(e) Less than $.005 per share.
    70                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                         Class Z
------------------------------------------------------------------------------------------
                   Year Ended April 30,                        September 16, 1996(c)
----------------------------------------------------------            Through
      2000                 1999                 1998              April 30, 1997
------------------------------------------------------------------------------------------
     $11.18               $11.05               $10.91                 $ 11.05
    -------              -------              -------                 -------
        .54                  .54                  .54(b)                  .36(b)
       (.78)                 .23                  .39                    (.02)
    -------              -------              -------                 -------
       (.24)                 .77                  .93                     .34
    -------              -------              -------                 -------
       (.54)                (.54)                (.54)                   (.36)
         --                 (.01)                  --(e)                 (.01)
         --                 (.09)                (.25)                   (.11)
    -------              -------              -------                 -------
       (.54)                (.64)                (.79)                   (.48)
    -------              -------              -------                 -------
     $10.40               $11.18               $11.05                 $ 10.91
    -------              -------              -------                 -------
    -------              -------              -------                 -------
      (2.13)%               7.04%                8.68%                   2.86%
     $1,429               $4,312               $  418                 $    15
     $1,960               $3,523               $  173                 $    10
        .63%                 .60%                 .60%(b)                 .58%(b)(d)
        .63%                 .60%                 .60%(b)                 .58%(b)(d)
       4.94%                4.77%                4.92%(b)                4.18%(b)(d)

    See Notes to Financial Statements                                     71

       Prudential Municipal Bond Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 19, 2001
    72

       Prudential Municipal Bond Fund
             Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2001.

During its fiscal year ended April 30, 2001, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                             Dividends per Share
                                                ----------------------------------------------
Series                                          Class A      Class B      Class C      Class Z
-------------------------------------------     -------      -------      -------      -------
High Income Series                               $ .60        $ .57        $ .55        $ .62
Insured Series                                   $ .51        $ .48        $ .45        $ .53

The High Income Series and the Insured Series paid ordinary distributions of $0.00032 and $0.00018 per share, respectively, (taxable as ordinary income) to Class A, B, C and Z shareholders.

Shortly after the close of the calendar year ending December 31, 2001, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2001. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
                                                                          73

Prudential Municipal Bond Fund

    Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.PruFN.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Municipal Bond Fund

      Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

        www.PruFN.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Bond Fund      High Income Series

Class A     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 4/30/01
                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     1.79%    4.34% (4.30)    5.94% (5.91)     6.03% (5.99)
Without Sales Charge  4.94%    4.97% (4.93)    6.26% (6.23)     6.32% (6.27)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.PruFN.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                (GRAPH)

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     -0.32%   4.48% (4.44)    5.87% (5.84)     6.84% (6.73)
Without Sales Charge   4.68%   4.65% (4.61)    5.87% (5.84)     6.84% (6.73)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April 30, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ). The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  High Income Series

Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge      2.38%   4.18% (4.14)       N/A          4.55% (4.50)
Without Sales Charge   4.42%   4.39% (4.35)       N/A          4.70% (4.66)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.
The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).
The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

               www.PruFN.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     5.19%        N/A             N/A          4.78% (4.73)
Without Sales Charge  5.19%        N/A             N/A          4.78% (4.73)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).
The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  Insured Series

Class A     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     6.61%    5.03% (5.01)    6.03% (5.98)    6.32% (6.24)
Without Sales Charge  9.90%    5.67% (5.65)    6.35% (6.30)    6.60% (6.52)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in Prudential Municipal Bond Fund/Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis, beginning in April 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).
The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds that gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.PruFN.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     4.63%    5.16% (5.14)    5.97% (5.92)     6.87% (6.51)
Without Sales Charge  9.63%    5.32% (5.31)    5.97% (5.92)     6.87% (6.51)

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in Prudential Municipal Bond Fund/Insured Series (Class B shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period, and the account values at the end of the current fiscal year (April
30, 2001), as measured on a quarterly basis, beginning in January 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class B shares, assuming full redemption on April 30, 2000;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ). The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds that gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  Insured Series

Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     7.27%    4.85% (4.84)        N/A          5.05% (5.01)
Without Sales Charge  9.37%    5.07% (5.05)        N/A          5.21% (5.17)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).
The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

              www.PruFN.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/01

                     One Year   Five Years      Ten Years     Since Inception
With Sales Charge     10.17%       N/A             N/A          5.67% (5.65)
Without Sales Charge  10.17%       N/A             N/A          5.67% (5.65)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return.The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (April 30, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and
(b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).
The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds, which gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.PruFN.com

Trustees
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    NASDAQ     CUSIP     NASDAQ      CUSIP
Class A         PRHAX    74435L103    PMIAX    74435L301
Class B         PMHYX    74435L202    PMINX    74435L400
Class C         PHICX    74435L707    PMICX    74435L806
Class Z         PHIZX    74435L871    PMIZX    74435L863
MF133E

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